UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                       SCHEDULE 14C INFORMATION STATEMENT

                                 (Rule 14c-101)

  Information Statement Pursuant to Section 14(c) of the Securities Exchange Act
                                     of 1934

Check the appropriate box:
[X]  Preliminary Information Statement
[ ]  Confidential, for Use of the Commission only
     (as permitted by Rule 14c-5(d)(2))
[ ]  Definitive Information Statement

                                 CYTATION CORP.
                (Name of Registrant as Specified in its Charter)

Payment of Filing Fee (Check the appropriate box):
[x]  No fee required
[ ]  Fee computed on table below per Exchange Act Rules l4c-5(g) and 0-11

     (1)  Title of each class of securities to which transaction applies:

     (2)  Aggregate number of securities to which transaction applies:

     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

     (4)  Proposed maximum aggregate value of transaction:

     (5)  Total fee paid:

[ ]  Fee paid previously with preliminary materials.


[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     (1)  Amount Previously Paid:

     (2)  Form, Schedule or Registration Statement No.:

     (3)  Filing Party:

     (4)  Date Filed:

                   PRELIMINARY AMENDED INFORMATION STATEMENT
                               -------
                            DATED: FEBRUARY 14, 2006
                                            --
                                 CYTATION CORP.
                        4902 EISENHOWER BLVD., SUITE 185
                                 TAMPA, FL 33634
                                 (813) 885-5998

                              INFORMATION STATEMENT

 WE ARE NOT ASKING YOU FOR A PROXY AND YOU ARE REQUESTED NOT TO SEND US A PROXY

     This  Information  Statement  is  furnished  by  the  Board of Directors of
Cytation  Corp.  (the  "Company")  to  provide  notice  of  a special meeting of
stockholders of the Company which will be held on         , 2006 at 2:00 p.m. at
                                                 --------
4902 Eisenhower Blvd., Suite 185 for the purpose of electing directors, amending the Company's Certificate of Incorporation, increasing the Company's authorized common and preferred stock, changing the name of the Company, and changing the domicile of the Company. This special meeting of the stockholders of the Company is not in lieu of the Company's annual meeting.

     The record date for determining stockholders entitled to receive this Information Statement has been established as the close of business on February 3, 2006 (the "Record Date"). This Information Statement will be first mailed on
or about            , 2006 to stockholders of record at the close of business on
        -----------
the  Record  Date.


     ONLY THE COMPANY'S SHAREHOLDERS OF RECORD AT THE CLOSE OF BUSINESS ON THE RECORD DATE ARE ENTITLED TO NOTICE OF THE PROPOSALS. PRINCIPAL SHAREHOLDERS WHO, AS OF THE RECORD DATE, WILL COLLECTIVELY HOLD IN EXCESS OF 50% OF THE COMPANY'S ISSUED AND OUTSTANDING SHARES ENTITLED TO VOTE ON THE PROPOSALS HAVE INDICATED THAT THEY WILL VOTE IN FAVOR OF THE PROPOSALS. AS A RESULT, THE PROPOSALS SHOULD BE APPROVED WITHOUT THE AFFIRMATIVE VOTE OF ANY OTHER SHAREHOLDERS OF THE COMPANY.

     This  is an amendment to the Preliminary Schedule 14C filed with the SEC on
     ---------------------------------------------------------------------------
February  3,  2006.  All  changes to that Preliminary Schedule 14C are indicated
--------------------------------------------------------------------------------
with  underscoring,  just  as  in  this  paragraph.
--------------------------------------------------



                       BY ORDER OF THE BOARD OF DIRECTORS


/S/CHARLES G. MASTERS
---------------------
CHARLES G. MASTERS
PRESIDENT, CHIEF EXECUTIVE OFFICER AND DIRECTOR
TAMPA, FLORIDA
FEBRUARY 13, 2006
         --

--------------------------------------------------------------------------------

                   PRELIMINARY AMENDED INFORMATION STATEMENT
                               -------
                            DATED: FEBRUARY 14, 2006
                                            --
                                 CYTATION CORP.
                        4902 EISENHOWER BLVD., SUITE 185
                                 TAMPA, FL 33634
                                 (813) 885-5998
                              INFORMATION STATEMENT

 WE ARE NOT ASKING YOU FOR A PROXY AND YOU ARE REQUESTED NOT TO SEND US A PROXY

     This Information Statement contains information related to certain corporate actions of Cytation Corporation, a Delaware corporation (the "Company"), and is expected to be mailed to shareholders on or about February

         .  Unless  otherwise  indicated  or the context otherwise requires, all
---------
references below in this Information Statement to "we," "us" and the "Company" are to Cytation Corporation, a Delaware corporation, together with its wholly-owned subsidiaries, DeerValley Acquisitions Corp., a Florida corporation, and Deer Valley Homebuilders, Inc., an Alabama corporation. Specific discussions or comments relating to Cytation Corporation will reference the "Company," those relating to DeerValley Acquisitions Corp. will reference "DVA", and those relating to Deer Valley Homebuilders, Inc. will be referred to as "Deer Valley."

                         ABOUT THE INFORMATION STATEMENT

WHAT  IS  THE  PURPOSE  OF  THE  INFORMATION  STATEMENT?

     This Information Statement is being provided pursuant to Section 14 of the Securities Exchange Act of 1934 to notify the Company's shareholders, as of the close of business on the Record Date, of corporate action expected to be taken at the Company's special meeting of shareholders. Shareholders holding in excess of fifty percent (50%) of the Company's outstanding capital stock are expected to act upon certain corporate matters outlined in this Information
Statement,  which  action  is expected to take place at the meeting on         ,
                                                                       --------
2006.

     Notice is hereby given that the Special Meeting of Stockholders of Cytation Corporation, a Delaware corporation, will be held at the Company's offices,
located  at 4902 Eisenhower Blvd., Suite 185, Tampa, Florida 33634, on         ,
                                                                       -------
2006 at 2:00 p.m., Eastern Daylight Savings Time, for the following purposes:

1. To elect each of Hans Beyer, Donald Sproat, John Giordano, and Dale Phillips as directors to serve until the next annual meeting of the shareholders in the years in which their terms expire and until their successors are elected and qualified, or until their earlier resignation, removal from office or death;

2. To approve an amendment to the Company's Certificate of Incorporation to increase the authorized preferred stock, par value $.01 per share, of the Company from 1,400,000 shares to 10,000,000 shares;

3. To approve an amendment to the Company's Certificate of Incorporation to increase the authorized common stock, par value $.001 per share, of the Company from 2,000,000 shares to 100,000,000 shares;

4. To approve an amendment to the Company's Certificate of Incorporation to change the name of the Company to DeerValley Corp.;

5. To approve a merger with a Florida corporation, solely for purposes of establishing the Company's domicile in Florida; and

6. To transact such other business as may properly come before the Meeting or any adjournment thereof.

WHO  IS  ENTITLED  TO  NOTICE?

     Each holder of an outstanding share of common or preferred stock of record on the close of business on the Record Date will be entitled to notice of each matter to be voted upon.

WHAT CORPORATE MATTERS WILL THE PRINCIPAL SHAREHOLDERS VOTE FOR AND HOW WILL THEY VOTE?

     Shareholders holding a majority of the outstanding capital stock have indicated that they will vote for the following matters:

     FOR the election of each of Hans Beyer, Donald Sproat, John Giordano, and Dale Phillips to serve as directors of Cytation Corporation until the next annual meeting of shareholders in the years in which their terms expire and until their successors are duly elected and qualified, or until their earlier resignation, removal from office or death;

     FOR amending the Company's Certificate of Incorporation to increase the authorized preferred stock, par value $.01 per share, of the Company from 1,400,000 shares to 10,000,000 shares;

     FOR amending the Company's Certificate of Incorporation to increase the authorized common stock, par value $.001 per share, of the Company from 2,000,000 shares to 100,000,000 shares of common stock;

     FOR amending the Certificate of Incorporation to change the name of the Company to DeerValley Corp; and

     FOR approving a merger with a Florida corporation, solely for purposes of establishing the Company's domicile in Florida.

WHAT  VOTE  IS  REQUIRED  TO  APPROVE  THE  PROPOSAL?

     ELECTION OF HANS BEYER, DONALD SPROAT, JOHN GIORDANO, AND DALE PHILLIPS. The election of Messrs. Beyer, Sproat, Giordano, and Phillips will require the affirmative vote of a majority of the shares of capital stock outstanding on the Record Date. Directors are required to be elected by a majority of the votes cast. Shareholders holding in excess of fifty percent of the shares have indicated that they will vote for the election of Messrs. Beyer, Sproat, Giordano, and Phillips as directors.

     AMENDING THE COMPANY'S CERTIFICATE OF INCORPORATION TO INCREASE THE AUTHORIZED PREFERRED STOCK. For approval of the increase in preferred stock, the affirmative vote of a majority of the shares of capital stock outstanding on the Record Date will be required for approval. In addition, the holders of at least two-thirds of our issued Series A Preferred Stock, voting as a separate class, must approve the increase. Shareholders holding in excess of fifty percent of the shares have indicated that they will vote for approval of the increase, including holders of more than two-thirds of our issued and outstanding Series A Preferred Stock.

     AMENDING THE COMPANY'S CERTIFICATE OF INCORPORATION TO INCREASE THE AUTHORIZED COMMON STOCK. For approval of an amendment to the Company's Certificate of Incorporation to increase the authorized shares of the Company's common stock from 2,000,000 shares to 100,000,000 shares, the affirmative vote of a majority of the shares of capital stock outstanding on the Record Date will be required for approval. Shareholders holding in excess of fifty percent of the shares have indicated that they will vote for the amendment.

     CHANGING THE NAME OF THE COMPANY. For approval of an amendment to the Company's Certificate of Incorporation to change the name of the Company to DeerValley Corp., the affirmative vote of a majority of the shares of capital stock outstanding on the Record Date will be required for approval. Shareholders holding in excess of fifty percent of the shares have indicated that they will vote for the amendment.

     CHANGING THE DOMICILE OF THE COMPANY. For approval of a merger with a Florida corporation named DeerValley Corp., solely for the purposes of establishing the Company's domicile in Florida, the affirmative vote of a majority of the shares of capital stock outstanding on the Record Date will be required for approval. In addition, the holders of at least two-thirds of our issued Series A Preferred Stock, voting as a separate class, must approve the increase. Shareholders holding in excess of fifty percent of the shares have indicated that they will vote for approval of the increase, including holders of more than two-thirds of our issued and outstanding Series A Preferred Stock.

     Shareholders who abstain from voting on any proposal presented at the special meeting shall be counted for purposes of determining the presence of a quorum but shall not be voted for or against such proposal.

                                 PROPOSAL NO. 1

                              ELECTION OF DIRECTORS

     There are currently six seats on the Board of Directors, four of which are currently vacant. The Board is currently divided into three classes of directors, each class serving staggered three-year terms. Directors hold their positions until the annual meeting of the shareholders in the year in which their term expires and until their respective successors are elected and qualified or until their earlier resignation, removal from office or death.

     Four directors are to be elected to serve until the next annual meeting of the shareholders in the year in which their term expires and until their successors are elected and qualified. The Board of Directors has nominated Hans Beyer, Donald Sproat, John Giordano, and Dale Phillips to serve as directors (the "Nominees"). Mr. Christopher Portner is currently serving as a director and will resign promptly at the special meeting. Messrs. Beyer, Sproat, and Phillips currently have no role with the Company. Mr. Giordano is a shareholder in Bush Ross, P.A., which serves as legal counsel to the company in corporate and securities matters. The Board of Directors has no reason to believe that any Nominee will be unable to serve or decline to serve as a director. Any vacancy occurring between shareholders' meetings, including vacancies resulting from an increase in the number of directors, may be filled by the Board of Directors. A director elected to fill a vacancy shall hold office until the next annual shareholders' meeting in the year in which the term expires.

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT THE SHAREHOLDERS VOTE FOR THE ELECTION OF ALL NOMINEES NAMED ABOVE TO THE BOARD OF DIRECTORS.


                                 PROPOSAL NO. 2

            AMENDMENT TO THE CERTIFICATE OF INCORPORATION TO INCREASE
                           AUTHORIZED PREFERRED STOCK

     The Company's directors propose an amendment to the Company's Certificate of Incorporation to increase the number of authorized shares of preferred stock, par value $.01 per share, from 1,400,000 to 10,000,000 shares of preferred stock, par value $.01 per share.

PURPOSE  OF  INCREASING  THE  COMPANY'S  AUTHORIZED  SHARES  OF  PREFERRED STOCK

     GENERAL  CORPORATE  PURPOSE

     The Company's directors believe that it is desirable to have additional shares of preferred stock available for other possible future financings, possible future acquisition transactions, stock dividends, stock splits and other general corporate purposes. The Company's directors believe that having such additional authorized shares of preferred stock available for issuance in the future should give the Company greater flexibility and may allow such shares to be issued without the expense and delay of a special shareholders' meeting. Although such issuance of additional shares with respect to future financings and acquisitions would dilute existing shareholders, management believes that such transactions would increase the value of the Company to its shareholders.

AMENDMENT  TO  CERTIFICATE  OF  INCORPORATION

     The amendment to the Company's Certificate of Incorporation provides for the authorization of 8,600,000 additional shares of the Company's preferred stock.

     The amendment to the Company's Certificate of Incorporation shall be filed with the Delaware Secretary of State so that Article Fourth of the Certificate of Incorporation shall be changed as follows. The first sentence of Article Fourth shall be deleted in its entirety and substituted with the following:

"FOURTH: The  total  number  of  shares of stock that the Corporation shall have
 -------
authority to issue shall be 110,000,000 shares, consisting of (i) 100,000,000 shares of Common Stock, $.001 par value per share ("Common Stock"), and (ii)
10,000,000 shares of Preferred Stock, $.01 par value per share ("Preferred Stock")."

ADVANTAGES AND DISADVANTAGES OF INCREASING AUTHORIZED SHARES

     There are certain advantages and disadvantages of voting for an increase in the Company's authorized preferred stock. The advantages include:

     - The ability to raise capital by issuing capital stock under the transactions described above or other financing transactions.

     - To have shares of preferred stock available to pursue business expansion opportunities, if any.

The  disadvantages  include:

     - Dilution to the existing shareholders, including a decrease in our net income per share in future periods. This could cause the market price of our stock to decline.

     - The issuance of authorized but unissued stock could be used to deter a potential takeover of the Company which might otherwise be beneficial to shareholders by diluting the shares held by a potential suitor or issuing shares to a shareholder who will vote in accordance with the desires of the Company's Board of Directors at that time. A takeover may be beneficial to independent shareholders because, among other reasons, a potential suitor may offer such shareholders a premium for their shares of stock compared to the then-existing market price. The Company does not have any plans or proposals to adopt provisions or enter into agreements which may have material anti-takeover consequences.


THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE "FOR" AMENDING THE CERTIFICATE OF INCORPORATION TO INCREASE THE AUTHORIZED PREFERRED STOCK OF THE COMPANY FROM 1,400,000 TO 10,000,000 SHARES.


                                 PROPOSAL NO. 3

            AMENDMENT TO THE CERTIFICATE OF INCORPORATION TO INCREASE
                             AUTHORIZED COMMON STOCK

     The Company's directors propose an amendment to the Company's Certificate of Incorporation to increase the number of authorized shares of common stock, par value $.001 per share, from 2,000,000 to 100,000,000 shares of common stock, par value $.001 per share.

PURPOSE  OF  INCREASING  THE  COMPANY'S  AUTHORIZED  SHARES  OF  COMMON  STOCK

     CONVERSION  OR  EXERCISE  OF  DERIVATIVE  SECURITIES

     The Company's directors believe that it is desirable to have additional shares of common stock available in order to facilitate the conversion or exercise of derivative securities which are convertible to common stock, such as the Company's convertible preferred stock.

     GENERAL  CORPORATE  PURPOSE

     The Company's directors believe that it is desirable to have additional shares of common stock available for other possible future financings, possible future acquisition transactions, stock dividends, stock splits and other general corporate purposes. The Company's directors believe that having such additional authorized shares of common stock available for issuance in the future should give the Company greater flexibility and may allow such shares to be issued without the expense and delay of a special shareholders' meeting. Although such issuance of additional shares with respect to future financings and acquisitions would dilute existing shareholders, management believes that such transactions would increase the value of the Company to its shareholders.

AMENDMENT  TO  CERTIFICATE  OF  INCORPORATION

     The amendment to the Company's Certificate of Incorporation provides for the authorization of 98,000,000 additional shares of the Company's common stock.

     The amendment to the Company's Certificate of Incorporation shall be filed with the Delaware Secretary of State so that Article Fourth of the Certificate of Incorporation shall be changed as follows. The first sentence of Article Fourth shall be deleted in its entirety and substituted with the following:

"FOURTH: The  total  number  of  shares of stock that the Corporation shall have
 -------
authority to issue shall be 110,000,000 shares, consisting of (i) 100,000,000 shares of Common Stock, $.001 par value per share ("Common Stock"), and (ii)
10,000,000 shares of Preferred Stock, $.01 par value per share ("Preferred Stock")."

ADVANTAGES AND DISADVANTAGES OF INCREASING AUTHORIZED SHARES

     There are certain advantages and disadvantages of voting for an increase in the Company's authorized common stock. The advantages include:

     - The ability to raise capital by issuing capital stock under the transaction described above or other financing transactions.

     - To have shares of common stock available to pursue business expansion opportunities, if any.

The  disadvantages  include:

     - Dilution to the existing shareholders, including a decrease in our net income per share in future periods. This could cause the market price of our stock to decline.

     - The issuance of authorized but unissued stock could be used to deter a potential takeover of the Company which might otherwise be beneficial to shareholders by diluting the shares held by a potential suitor or issuing shares to a shareholder who will vote in accordance with the desires of the Company's Board of Directors at that time. A takeover may be beneficial to independent shareholders because, among other reasons, a potential suitor may offer such shareholders a premium for their shares of stock compared to the then-existing market price. The Company does not have any plans or proposals to adopt provisions or enter into agreements which may have material anti-takeover consequences.


THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE "FOR" AMENDING THE CERTIFICATE OF INCORPORATION TO INCREASE THE AUTHORIZED COMMON STOCK OF THE COMPANY FROM 2,000,000 TO 100,000,000 SHARES.

                                 PROPOSAL NO. 4

                  AMENDMENT TO THE CERTIFICATE OF INCORPORATION
                        TO CHANGE THE NAME OF THE COMPANY

     The Company's directors propose an amendment to the Company's Certificate of Incorporation to change the name of the Company to DeerValley Corp.

GENERAL

     The  Board  of  Directors  approved  a  proposal  to  amend  the  Company's
Certificate of Incorporation to change the Company's Name to DeerValley Corp. The Board further decreed that the proposal be submitted to the shareholders with the recommendation that the amendment be approved. If Proposal No. 4 is approved, the Company's corporate name will be DeerValley Corp.

PURPOSE  OF  CHANGING  THE  COMPANY'S  NAME

     The Board of Directors has proposed the amendment to change the Company's corporate name because it believes the new name is more synonymous with the Company's current operations.

AMENDMENT  OF  CERTIFICATE  OF  INCORPORATION

     The amendment to the Certificate of Incorporation must be approved by a majority of the votes cast at the special meeting of the shareholders.

     The amendment to the Company's Certificate of Incorporation shall be filed with the Delaware Secretary of State so that Article First of the Certificate of Incorporation shall be changed as follows. The first sentence of Article First shall be deleted in its entirety and substituted with the following:

"FIRST: The name of the corporation (the "Corporation") is: DEERVALLEY CORP."
 ------

     THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE "FOR" THE ADOPTION OF THE AMENDMENT TO THE COMPANY'S CERTIFICATE OF INCORPORATION CHANGING THE COMPANY'S NAME TO DEERVALLEY CORP.


                                 PROPOSAL NO. 5

 MERGER WITH FLORIDA CORPORATION SOLELY FOR THE PURPOSE OF CHANGING THE DOMICILE
                                 OF THE COMPANY

     The Company's directors propose a merger with a Florida corporation solely for the purpose of changing the domicile of the Company.

GENERAL

     The Board of Directors approved a proposal to merge with a Florida corporation. The Board further decreed that the proposal be submitted to the shareholders with the recommendation that the amendment be approved. If Proposal No. 5 is approved, the Company shall be merged with and into a Florida corporation in accordance with the applicable laws of the States of Delaware and Florida. The name of the Florida corporation will be "DeerValley Corp." The separate existence of the Company shall cease, the Florida corporation shall be the surviving entity, and the Florida corporation shall be governed by the laws of the State of Florida.

     The Articles of Incorporation of the new Florida corporation will be substantially similar to the current Delaware Certificate of Incorporation and will include the amendments proposed to our Delaware Certificate of Incorporation in this Information Statement. See Exhibit 99.4 for the Articles of Incorporation the Board of Directors proposes for the Florida corporation. Except for the name of the corporation and the reference to "Articles of Incorporation" rather than to a "Certificate of Incorporation," the Bylaws of the new Florida corporation will be identical to the Company's current Bylaws. The Company's directors and officers elected and appointed at or pursuant to the special meeting announced by this Information Statement, as well as current director, Charles G. Masters, shall be the directors and officers of the surviving Florida corporation.

     Upon the effective date of the merger, by virtue of the merger and without any action on the part of any holder thereof, each share of the Company's Common Stock outstanding immediately prior thereto shall be changed and converted into one fully paid and nonassessable share of the common stock of the surviving Florida corporation, with the same rights and privileges thereto appertaining.

Likewise, each share of the Company's Preferred Stock outstanding immediately prior thereto shall be changed and converted into one fully paid and nonassessable share of the preferred stock of the surviving Florida corporation, with the same rights and privileges thereto appertaining. The Company's options and warrants shall also shall be changed and converted into options and warrants of the surviving Florida corporation, with the same rights and privileges thereto appertaining.

     On the effective date of the merger, the surviving Florida corporation, without further act, deed or other transfer, shall retain or succeed to, as the case may be, and possess and be vested with all the rights, privileges, immunities, powers, franchises and authority, of a public as well as of a private nature, of the Company; all property of every description and every interest therein, and all debts and other obligations of or belonging to or due to the Company on whatever account shall thereafter be taken and deemed to be held by or transferred to, as the case may be, or invested in the surviving Florida corporation without further act or deed; title to any real estate, or any interest therein vested in the Company, shall not revert or in any way be impaired by reason of the merger; and all of the rights of creditors of the Company shall be preserved unimpaired, and all liens upon the property of the Company shall be preserved unimpaired, and all debts, liabilities, obligations and duties of the respective corporations shall thenceforth remain with or be attached to, as the case may be, the surviving Florida corporation and may be enforced against the Company to the same extent as if all of said debts, liabilities, obligations and duties had been incurred or contracted by the Company.

PURPOSE  OF  MERGER  WITH  FLORIDA  CORPORATION

     The Board of Directors has proposed the merger solely for the purpose of changing the domicile of the Company. The Board of Directors deem it advisable and to the advantage of the shareholders that the Company be merged with and into a Florida corporation for the purpose of changing the jurisdiction of incorporation of the Company from the State of Delaware to the State of Florida.

           INFORMATION DISCLOSED AS PART OF THIS INFORMATION STATEMENT

                                   MANAGEMENT

OFFICERS AND DIRECTORS

     As of January 20, 2006, the directors and executive officers of Cytation Corporation, Inc., their age, positions, the dates of their initial election or appointment as directors or executive officers, and the expiration of their terms are as follows:


NAME OF
DIRECTOR/EXECUTIVE
OFFICER
                         AGE               POSITION                          PERIOD SERVED
Charles G. Masters        66  President, Chief Executive Officer,  January 18, 2006 to Present; term
                              and Class II Director                as Class II Director expires in
                                                                   2007

Christopher Portner       39  Class I Director                     July 2001 to Present; term as
                                                                   Class I Director expires in 2006

Joel Stephen Logan, II    37  Member of the Board of Directors
                              of Deer Valley Homebuilders, Inc.,   January 2004 to Present; term as
                              President and General Manager of     Director expires in 2006
                              Deer Valley Homebuilders, Inc.

Charles L. Murphree, Jr   44  Member of the Board of Directors
                              of Deer Valley Homebuilders, Inc.,
                              Vice President and Regional Sales    April 2004 to Present; term as
                              Director of Deer Valley              Director expires in 2006
                              Homebuilders, Inc.

John Steven Lawler        37  Member of the Board of Directors of
                              Deer Valley Homebuilders, Inc.,
                              Director of Finance, Deer Valley     January 2004 to Present; term as
                              Homebuilders, Inc.                   Director expires in 2006

Hans Beyer                40  Proposed Class II Director           Nominee; term would expire in 2007

John Giordano             48  Proposed Class III Director          Nominee; term would expire in 2008

Donald Sproat             50  Proposed Class III Director          Nominee; term would expire in 2008

Dale Phillips             58  Proposed Class I Director            Nominee; term would expire in 2009

DUTIES, RESPONSIBILITIES AND EXPERIENCE

     CHARLES G. MASTERS, Chief Executive Officer, President and Director of Cytation Corporation. Mr. Masters was the founder of DeerValley Acquisitions Corporation and since its inception in July 2005, he has served as its Chief Executive Officer. In March 1998, Mr. Masters founded and has since served as CEO and CFO of Bumgarner Enterprises, Inc., an oil and gas development and a business consulting firm. Since 2001, Mr. Masters has also served as Director, CEO and CFO of Ranger Industries, Inc., a public company, which is the sole shareholder of Bumgarner Enterprises. Mr. Masters has founded and served as the CEO and CFO of several private companies involved in the development of military electronic communications and test equipment, pioneering the introduction of microprocessors into point of sale equipment, medical equipment, artificial intelligence devices, and the development of laser scanners. Mr. Masters received a B.S.E.E. (1961) from Duke University, a M.S.E.E. (1964) from the University of Pittsburgh and a M.S.M.S. (1966) from Johns Hopkins University

     CHRISTOPHER PORTNER, Director of Cytation Corporation. Since March 1998, Mr. Portner has been a certified financial planner and a general securities principal with PSA Equities and a portfolio manager with PSA Capital Management of Lutherville, Maryland. From 1995 through February 1998, Mr. Portner was a financial consultant with Peremel & Company of Baltimore, Maryland. Mr. Portner is a graduate of the College of Financial Planning's professional education program, holds a Bachelor of Science degree in both business and English from Towson State University. Mr. Portner will resign as director at the special meeting announced by this Information Statement.

     JOEL STEPHEN LOGAN, II, Director, President, and General Manager of Deer Valley Homebuilders, Inc. Mr. Logan has extensive experience in the manufactured home industry. Since 2004, Mr. Logan has served as General Manager and President for Deer Valley Homebuilders, Inc. From 1996 until 2003, Mr. Logan worked as President of Pinnacle Homes of Alabama, a manufactured housing company. Mr. Logan is a graduate of Mississippi State University, from which he holds degrees in both marketing and professional golf management. Mr. Logan is included here as an executive officer because he is an executive officer of the Company's subsidiary who performs a policy-making function as determined by Rule 3b-7.

     CHARLES L. MURPHREE, JR., Director, Vice President, and Regional Sales Director of Deer Valley Homebuilders, Inc. Since April of 2004, He has worked as Regional Sales Director and Vice President of Deer Valley Homebuilders, Inc. From 2003 until 2004, Mr. Murphree served as Plant Manager for Clayton Homes,
Inc. From 2000 through 2003, Mr. Murphree worked as General Manager of the Energy and LifeStyle Divisions of Southern Energy Homes, Inc. Mr. Murphree graduated from the University of Alabama with a Bachelor of Science in Business Administration. Mr. Murphree is included here as an executive officer because he is an executive officer of the Company's subsidiary who performs a policy-making function as determined by Rule 3b-7.

     JOHN STEVEN LAWLER, Director and Director of Finance of Deer Valley Homebuilders, Inc. Since April 2004, Mr. Lawler, a certified public accountant, has worked as Director of Finance for Deer Valley Homebuilders, Inc. From 2001 until 2004, he served as ERP and IT Project Manager for Cavalier Homes, Inc. From 1999 until 2001, Mr. Lawler worked as the ERP Team Leader for Financial Accounting for Cavalier Homes, Inc. Mr. Lawler holds a Bachelor of Science in Business Administration from the University of Alabama. Mr. Lawler is included here as an executive officer because he is an executive officer of the Company's subsidiary who performs a policy-making function as determined by Rule 3b-7.

     HANS BEYER, Nominee for Director. Since February of 2005, Mr. Beyer has served as a partner for Saxon Gilmore Carraway Gibbons Lash & Wilcox, P.A. At Saxon Gilmore Carraway Gibbons Lash & Wilcox, P.A., he oversees and manages complex legal matters. Since September 2005, Mr. Beyer has served as the Senior Vice President of Mirabilis Ventures, Inc. At Mirabilis Ventures, Inc., he oversees private equity investments. In addition, Mr. Beyer is President and Founder for Daedalus Consulting, Inc. In connection with his position at Daedalus Consulting, Inc. , Mr. Beyer provides consulting advice on business matters. From 2003 to February 2005, Mr. Beyer was a partner at Buchanan Ingersoll, P.C. Prior to 2002, Mr. Beyer was the founder and President of the Law Firm of Hans Christian Beyer, P.A. Mr. Beyer holds a B.A. from the University of Michigan and a J.D. from the University of Michigan Law School.

     JOHN GIORDANO, Nominee for Director. For the past five years Mr. Giordano has served as Chair of the Business, Tax and Corporate Finance Practice Group at Bush Ross, P.A., a Tampa, Florida law firm. He is regularly involved in complex business-related transactions, has extensive experience in a broad range of areas, including federal and state securities law, corporate finance, mergers, acquisitions, and tax law, and has acted as general corporate counsel for numerous Florida-based public and private corporations. Mr. Giordano attended the University of Florida, where he received a B.S., a J.D., and an L.L.M. in taxation.

     DONALD SPROAT, Nominee for Director. Since January of 2003, Mr. Sproat has served as Chief Executive Officer, Chief Financial Officer, and as a Director for Telzuit Medical Technologies, Inc., a medical services provider. From
September 2000 until November of 2003, he served as Controller and Chief Financial Officer for Worker's Temp Staffing, an employee leasing firm. Mr. Sproat received his Bachelor's degree in Management and his M.B.A. from Stetson University.

     DALE PHILLIPS, Nominee for Director. For the past five years, Mr. Phillips has served as a director and Vice President of Finance for RE Purcell Construction Co., Inc., a paving and utility contractor. He is also a director and Vice President for Dalmari, Inc. Mr. Phillips holds an A.S. (1968) in Business Management from Champlain College and a B.A. (1971) in Accounting from Castleton State College.

SIGNIFICANT EMPLOYEES

     Other than the executive officers named above, no other employees are required to be disclosed under this item.

FAMILY  RELATIONSHIPS

     There are no family relationships among any of our directors and executive officers.

INVOLVEMENT IN LEGAL PROCEEDINGS

     To the best of our knowledge, there is no material proceeding to which any director, officer or affiliate of the Company, any owner of record or beneficially of more than 5% of any class of voting securities of the Company, or security holder is a party adverse to the Company or has a material interest adverse to the Company or any of its subsidiaries.

     To the best of our knowledge, other than as described below, during the past five years, none of our directors or executive officers were involved in any of the following: (1) any bankruptcy petition filed by or against any property or business of which such person was a general partner or executive officer either at the time of the bankruptcy or within two years prior to that time; (2) any conviction in a criminal proceeding or being subject to a pending criminal proceeding (excluding traffic violations and other minor offenses); (3) being subject to any order, judgment, or decree, not subsequently reversed, suspended or vacated, of any court of competent jurisdiction, permanently or temporarily enjoining, barring, suspending or otherwise limiting his involvement in any type of business, securities or banking activities; and (4) being found by a court of competent jurisdiction (in a civil action), the SEC or the Commodities Futures Trading Commission to have violated a federal or state securities or commodities law, and the judgment has not been reversed, suspended or vacated.

     Mr. Donald Sproat served as a director and officer of Telzuit Technologies, LLC, a Florida limited liability company ("Telzuit LLC"). In November 2003, Telzuit LLC removed Richard Krampe as its chief executive officer due to disagreements over compensation issues. In connection with this dispute, on December 23, 2003, Focused Strategies, Inc., MKCS, Inc., and Silent Services Corporation collectively filed a petition for involuntary bankruptcy against us pursuant to Chapter 7 of the United States Bankruptcy Code. All three (3) corporations who joined in filing the petition were owned, controlled, or affiliated with Mark Krampe. The three (3) corporations claimed that the Telzuit LLC collectively owed them the sum of approximately $408,000 for various services performed and that it was not able to pay these debts in the ordinary course of our business. These obligations had been previously disputed by Telzuit LLC and contributed to the dismissal of Richard Krampe in November of 2003 as the Telzuit LLC's Chief Executive Officer and member of its Board of Directors. After further proceedings were held before the bankruptcy judge, the court, on February 12, 2004, ruled that the involuntary petition was filed by such corporations in bad faith. The court, therefore, dismissed the action against Telzuit LLC but retained jurisdiction to determine damages against the parties that were responsible for filing the bankruptcy petition. On June 1, 2004, the court awarded Telzuit LLC approximately $25,000 in damages against such corporations which represented the attorney's fees and costs of approximately $20,000 Telzuit LLC incurred in this litigation and also $5,000 in punitive damages for the bad faith filing of the petition.

SECTION 16(A) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

     Section 16(a) of the Securities Exchange Act of 1934, as amended, requires the Company's directors, officers and holders of more than 10% of the Company's equity securities to file with the Securities and Exchange Commission initial reports of ownership and reports of changes in ownership. Based solely on a review of the forms, reports, and certificates filed with the Company by such persons, all Section 16(a) filing requirements were complied with by such persons during the last fiscal year.

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

     Except as set forth below, there were no transactions during the last two fiscal years, and there are no proposed transactions, to which the Company or its subsidiary was or is to become a party in which any director, executive officer, director nominee, beneficial owner of more than five percent (5%) of any class of our stock, or members of their immediate families had, or is to have, a direct or indirect material interest.

     In connection with the Securities Purchase and Share Exchange Agreement, on January 18, 2006, the Company issued to Vicis Capital Master Fund, Inc. (the "Lender") an Interest Bearing Non-Convertible Installment Promissory Note, in the original principal amount of One Million Five Hundred Thousand and No/100 Dollars ($1,500,000), together with interest accruing thereon at an annual rate of twelve percent (12%) per annum. The Lender also owns Series A Preferred Stock, Series A Common Stock Purchase Warrants, and Series B Common Stock Purchase Warrants.

     In connection with the Capital Stock Purchase Agreement, DVA entered into the Earnout Agreement, pursuant to which, additional payments may be paid to the former owners of Deer Valley Homebuilders, Inc., as an earnout, based upon the net income before taxes of Deer Valley Homebuilders, Inc. Joel Stephen Logan, II, the President and General Manager of Deer Valley Homebuilders, Inc., Charles
L. Murphree, Jr., the Vice President and Regional Sales Director of Deer Valley Homebuilders, Inc., and John Steven Lawler, Deer Valley Homebuilders, Inc., Director of Finance, Deer Valley Homebuilders, Inc., are each a party to the Earnout Agreement.

     DVA, a wholly-owned subsidiary of the Company, has entered into an oral agreement with Ranger Industries, Inc. to provide due diligence and consulting services. Pursuant to such consulting agreement, the Company has accrued a fee of $100,000 fee payable to Ranger Industries, Inc., as payment in full for services rendered. Ranger Industries, Inc. is controlled by Charles G. Masters, the Chief Executive Officer & President of Cytation Corp.


                              CORPORATE GOVERNANCE

AUDIT COMMITTEE

      With the resignations of Messrs. Richard A. Fisher, Kevin J. High, Richard Parke, and John J Gilece, Jr. from the Board of Directors, we do not currently have an audit committee, but one will be appointed as the current year progresses. The board member who is currently performing the equivalent functions of an audit committee is Charles G. Masters, who has not been determined to be an "audit committee financial expert."

AUDIT COMMITTEE FINANCIAL EXPERT

     We do not currently have an "audit committee financial expert" as defined under Item 401(e) of Regulation S-B. As discussed above, our Board of Directors plans to form an Audit Committee and is actively seeking to appoint an individual to the Board of Directors and the Audit Committee who would be deemed an audit committee financial expert and who would be independent as that term is used in Item 7(d)(3)(iv) of Schedule 14A.

NOMINATING  COMMITTEE

     The Company does not currently have a standing Nominating Committee. The Company feels that it is appropriate not to have a standing Nominating Committee due to the size of the Company. Currently, the Board of Directors, as a whole, recommends candidates who will be nominated as management's slate of directors at each annual or special meeting of the shareholders. In connection with selecting candidates for nomination to the Board of Directors, including any nominees recommended by security holders, the Board of Directors (1) reviews compliance by security holders with the Company's nominating procedures contained in the Bylaws; (2) reviews information assembled for the purpose of selecting candidates for nomination to membership on the Board of Directors, taking into account the skills and characteristics reflected in the then-current Board members, and identifies any particular qualifications necessary to augment the skills, expertise and experience represented on the Board; and (3) following appropriate investigation, ascertains the willingness of selected candidates to serve and extends invitations to become candidates.

     In identifying candidates for membership on the Board of Directors, the Board takes into consideration all of the factors that it considers appropriate, which may include diversity, knowledge of the Company's business and other related industries, skills, and experience of the nominee in the context of the needs of the Board as a whole. Nominees are selected who have the highest personal and professional integrity, as well as demonstrated abilities, and whom the Board believes will best serve the long-term interests of the stockholders. The Board considers recommendations from stockholders, directors and officers, in light of upcoming elections and actual or expected Board vacancies. All candidates, including those recommended by shareholders, are evaluated using the same criteria. The Board of Directors has not adopted a written charter for a Nominating Committee.

     The Board has determined that none of the current members of the Board of Directors are independent within the meaning of the listing standards of NASDAQ.

COMPENSATION  COMMITTEE

     The Company does not have a formal Compensation Committee. The Board of Directors, acting as a Compensation Committee, meets to discuss and deliberate on issues surrounding the terms and conditions of executive officer compensation, including base salaries, bonuses, awards of stock options, and reimbursement of certain business-related costs and expenses.

BOARD  MEETINGS

     Directors are expected to attend the Company's Annual Shareholders' Meeting, and all or substantially all Board meetings and meeting of the committees, if any, on which they serve. Occasionally, unforeseen circumstances may prevent a director from attending. All Board members attended the most recent annual meeting.

     There were two telephonic board meetings of the Board of Directors in 2005 with all five directors in attendance. The board acted nine times in 2005 by unanimous consent. No incumbent directors attended fewer than seventy-five percent of the aggregate of the total number of meetings of the board of directors (held during the period for which they have been directors) and the total number of meetings held by all committees of the board on which they served (during the periods which they served).

SHAREHOLDER  COMMUNICATION  WITH  THE  BOARD

     At such time as the Company shall appoint a Corporate Secretary, shareholders and other parties interested in communicating with any director may do so in care of the Company's Corporate Secretary by phone or written correspondence pursuant to the contact information contained in this Information Statement. The Corporate Secretary shall review all correspondence and shall regularly forward all correspondence to the designated board member or, in the case of correspondence directed to the Board as a group, to the Chairman of the Board (except that the Corporate Secretary will not forward commercial correspondence or duplicative correspondence, except that copies will be maintained of all such correspondence). A written log of all correspondence will be maintained by the Corporate Secretary. All correspondence from the shareholders relating to accounting, internal controls, or auditing matters will be forwarded to appropriate parties in accordance with procedures developed by the Board with respect to such matters. Until the Company appoints a Corporate Secretary, shareholders parties interested in communicating with any director may do so in care of Charles G. Masters, the Company's Chief Executive Officer, President and Director, who shall record and forward all correspondence in the manner described above.


                COMPENSATION OF DIRECTORS AND EXECUTIVE OFFICERS

EXECUTIVE COMPENSATION

     The following table sets forth information regarding the compensation earned by our Chief Executive Officer and each of our most highly compensated executive officers whose aggregate annual salary and bonus exceeded $100,000 for each of the years indicated with respect to services rendered by such persons.


                                           SUMMARY COMPENSATION TABLE (9)

                                                          ANNUAL
                                                       COMPENSATION                             LONG-TERM COMPENSATION
                                                       ------------                             ----------------------

                                                                                          RESTRICTED
                                                                                            STOCK
                                                                                            AWARDS/   PAYOUTS
                                                                                          SECURITIES
                                                                                          UNDERLYING
                                                                             OTHER ANNUAL   OPTIONS     LTIP     ALL OTHER
NAME AND PRINCIPAL                                                 BONUS     COMPENSATION   SARS(2)   PAYOUTS   COMPENSATION
    POSITION                                      YEAR  SALARY      ($)          ($)          (#)       ($)          ($)
                                                  2005    -          -            -            -         -            -
                                                  2004    -          -            -            -         -            -
Charles G. Masters (1)                            2003    -          -            -            -         -            -

                                                  2005  $52,000  $ 245,161  $   143,617(7)     -         -            -
Joel Stephen Logan,                               2004  $49,000  $  62,121  $   162,120(8)     -         -            -
II(2)                                             2003    -          -            -            -         -            -

                                                  2005  $52,000  $ 124,353       86,710(7)     -         -            -
Charles L. Murphree,                              2004  $48,000  $  34,389  $    97,516(8)     -         -            -
Jr.(3)                                            2003    -          -            -            -         -            -

                                                  2005  $52,000  $ 118,291  $    67,021(7)     -         -            -
                                                  2004  $47,000  $  31,494  $    75,846(8)     -         -            -
John Steven Lawler (4)                            2003    -          -            -            -         -            -

                                                  2005  $     0      -      $           0   $      0     -            -
                                                  2004  $     0      -      $     352,982   $      0     -            -
Richard A. Fisher(5)                              2003  $     0      -      $     140,000     25,000     -            -

                                                  2005  $     0      -      $           0   $      0     -            -
                                                  2004  $     0      -      $      95,284   $      0     -            -
Kevin J. High (6)                                 2003  $     0      -      $     375,000   $      0     -            -

1) On January 18, 2006, Mr. Masters was elected to serve as a Director, Chief Executive Officer and President of the Cytation Corporation.

2) Mr. Logan is President and General Manager of Deer Valley Homebuilders, Inc., a material operating subsidiary of the Cytation Corporation, acquired on January 18, 2006. Mr. Logan has been included under Rule 3b-7 of the Exchange Act, as amended, as an executive officer of a subsidiary whom performs certain policy making functions identified in Rule 3b-7. Mr. Logan's executive compensation above includes historical compensation paid by Deer Valley Homebuilders, Inc. prior to the acquisition by Cytation Corporation.

3) Mr. Murphree is Vice President and Regional Sales Director of Deer Valley Homebuilders, Inc, a material operating subsidiary of Cytation Corporation, acquired on January 18, 2006. Mr. Murphree has been included under Rule 3b-7 of the Exchange Act, as amended, as an executive officer of a subsidiary whom performs certain policy making functions identified in Rule 3b-7. Mr. Murphree's executive compensation above includes historical compensation paid by Deer Valley Homebuilders, Inc. prior to the acquisition by Cytation Corporation.

4) Mr. Lawler is Director of Finance of Deer Valley Homebuilders, Inc, a material operating subsidiary of Cytation Corporation, acquired on January 18, 2006. Mr. Lawler has been included under Rule 3b-7 of the Exchange Act, as amended, as an executive officer of a subsidiary whom performs certain policy making functions identified in Rule 3b-7. Mr. Lawler's executive compensation above includes historical compensation paid by Deer Valley Homebuilders, Inc. prior to the acquisition by Cytation Corporation.

5) Mr. Fisher resigned as Chairman and General Counsel, effective as of January 18, 2006. Mr. Fisher's compensation for 2004 includes (a) $275,000 paid in 2001 but not earned as compensation until 2004, (b) $30,000 book value of restricted shares of common stock of Cytation Corporation, and (c) $15,000 book value of 25,000 shares of common stock acquired upon exercise of stock option. Mr. Fisher's compensation for 2003 includes $100,000 paid in 2001 but not earned as compensation until 2003.

6) Mr. High resigned as President, effective as of January 18, 2006. Mr. High's compensation for 2004 includes (a) $30,000 book value of restricted shares of common stock of Cytation Corporation, and (b) $45,285 from the cancellation of indebtedness of an affiliate. Mr. High's compensation for 2003 includes $225,000 paid in 2001 but not earned as compensation until 2003.

7) Amount relates to partial reimbursement for payment of taxes accrued in 2005 and payable by shareholder due to status as a Subchapter S corporation.

8) Amount relates to partial reimbursement for payment of taxes accrued in 2005 and payable by shareholder due to status as a Subchapter S corporation.

9) None of the nominees for director have received any compensation from Cytation Corporation.

STOCK  OPTIONS  AND  STOCK  APPRECIATION  RIGHTS  GRANT  TABLE

     Neither the Company nor Deer Valley Homebuilders, Inc. issued any common share purchase options or stock appreciation rights during the 2005 fiscal year to its named executive officers.

STOCK  OPTIONS  AND  STOCK  APPRECIATION  RIGHTS  EXERCISE  AND  VALUATION TABLE

     With respect to each of our named executive officers, there have not been any common share purchase options or stock appreciation rights exercised in fiscal year 2005, and there are not any unexercised common share purchase options or stock appreciation rights as of December 31, 2005.

EMPLOYMENT  AGREEMENTS  WITH  NAMED  EXECUTIVE  OFFICERS

     On January 18, 2006, Deer Valley Homebuilders, Inc. entered into a seven year employment agreement with Joel Stephen Logan, II. Under the terms of Mr. Logan's Employment Agreement, Mr. Logan is (a) entitled to receive a fixed annual salary of $52,000, (b) entitled to receive a monthly "hitch bonus" of $60 per "floor" produced by the Company, and (c) is eligible to participate and receive 4.6% of the net income before taxes of the Company, and (d) entitled to receive health benefits and coverage, as provided by the Company.

     On January 18, 2006, Deer Valley Homebuilders, Inc. entered into a seven year employment agreement with Charles L. Murphree, Jr. Under the terms of Mr. Murphree's Employment Agreement, Mr. Murphree is (a) entitled to receive a fixed annual salary of $52,000, (b) entitled to receive a monthly "hitch bonus" of $33.33 per "floor" produced by the Company, (c) is eligible to participate and receive 2.2% of the net income before taxes of the Company, and (d) entitled to receive health benefits and coverage, as provided by the Company.

     On January 18, 2006, Deer Valley Homebuilders, Inc. entered into a seven year employment agreement with John Steven Lawler. Under the terms of Mr. Lawler's Employment Agreement, Mr. Lawler is (a) entitled to receive a fixed annual salary of $52,000, (b) entitled to receive a monthly "hitch bonus" of $35 per "floor" produced by the Company, and (c) is eligible to participate and receive 2% of the net income before taxes of the Company, and (d) entitled to receive health benefits and coverage, as provided by the Company.

STOCK OPTION PLANS

     The Company currently does not maintain any stock option plans.

COMPENSATION  OF  DIRECTORS

     Except for reimbursement for his or her reasonable expenses for attending Board and Board committee meetings, the Company currently does not provide for compensation to be paid to members of the Board of Directors.

INDEPENDENT PUBLIC ACCOUNTANTS

     No accountant is being recommended to security holders. No accountant is expected to be present at the meeting of security holders, to be available to respond to appropriate questions, or to make a statement at the meeting of the security holders, although the Company does not intend to oppose attendance by its former auditors, Radin, Glass & Co. if its former auditors desire to attend, answer questions, or make a statement.

CHANGE  IN  REGISTRANT'S  CERTIFYING  ACCOUNTANT

Effective  as  of  January  20,  2006,  Radin,  Glass & Co., LLP resigned as the
Company's auditors. The reports of Radin, Glass & Co., LLP on the Company's consolidated financial statements for the fiscal year ended December 31, 2004 (the "Audit Period") did not contain any adverse opinion or disclaimer of
      ---------------
opinion, nor were they qualified or modified as to uncertainty, audit scope, or accounting principles, except for an explanatory paragraph relating to the Company's ability to continue as a going concern. During the Audit Period, the
                                                                             ---
interim  period  through  September 30, 2005, and the interim period through the
--------------------------------------------------------------------------------
effective  date  of  resignation  (the  "Interim  Periods"),  there  were  no
----------------------------------------------------------
disagreements with Radin, Glass & Co., LLP on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of Radin, Glass & Co., LLP, would have caused it to make reference thereto in its reports on the Company's consolidated financial statements for such years.

     During  the  Audit  Period  and  Interim  Periods,  the  Company has had no
                                 ---------------------
reportable events as defined in Item 304(a)(1)(iv) of Regulation S-K.

     The  Company  has  provided  Radin,  Glass  &  Co.,  LLP with a copy of the foregoing disclosures and has requested, pursuant to the rules of the United States Securities and Exchange Commission (the "Commission"), that Radin, Glass & Co., LLP provide the Company with a letter addressed to the Commission stating whether Radin, Glass & Co., LLP agrees with the statements set forth herein and,
                                                                     ------
if not, stating the respects in which it does not agree. A copy of the letter from Radin, Glass & Co., LLP is attached as Exhibit 99.5 hereto.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

     The table below sets forth information with respect to the beneficial ownership of our capital stock as of January 20, 2006 for (i) any person whom we know to be the beneficial owner of more than 5% of our outstanding common stock;
(ii) each of our directors or those nominated to be directors, and executive officers; and (iii) all of our directors and executive officers as a group.

                                SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT(11)

                                                                                      AMOUNT AND NATURE
                                                          NAME AND ADDRESS                   OF
TITLE OF CLASS                                           OF BENEFICIAL OWNER         BENEFICIAL OWNERSHIP   PERCENTAGE OF CLASS(1)
                                                  Charles G. Masters, Director of
Common Stock issuable                             Cytation Corp., Chief Executive
upon conversion of Series                         Officer & President of Cytation          1,430,000
B Preferred Stock                                 Corp.(2)                              Direct Ownership           9.1%

                                                  Christopher Portner, Director of           38,332
Common Stock                                      Cytation Corporation(2)               Direct Ownership            *

                                                  Joel Stephen Logan, II, Member
                                                  of the Board of Directors of
                                                  Deer Valley Homebuilders, Inc.,
Common Stock issuable                             President and General Manager
upon conversion of Series                         of Deer Valley Homebuilders,              500,000
A Preferred Stock                                 Inc.(3)                               Direct Ownership(4)        3.2%

                                                  Charles L. Murphree, Jr.,
                                                  Member of the Board of
                                                  Directors of Deer Valley
                                                  Homebuilders, Inc., Vice
Common Stock issuable                             President and Regional Sales
upon conversion of Series                         Director of Deer Valley                   333,335
A Preferred Stock                                 Homebuilders, Inc.(3)                 Direct Ownership(5)        2.1%

                                                  John Steven Lawler, Member of
                                                  the Board of Directors of Deer
Common Stock issuable                             Valley Homebuilders, Inc.,
upon conversion of Series                         Director of Finance, Deer Valley          166,665
A Preferred Stock                                 Homebuilders, Inc.(3)                 Direct Ownership(6)        1.1%

Common Stock issuable
upon conversion of Series
B Preferred Stock                                 Deecembra Diamond(2)                      865,100(7)             5.5%

Common Stock issuable
upon conversion of Series
B Preferred Stock or
Series C Preferred Stock,
as referenced below                               Christopher Phillips(2)                  5,357,700(8)           29.6%

Common Stock issuable
upon conversion of
Series                                            Hans Beyer,                               375,833(9)
A Preferred Stock                                 Director Nominee (2)                  Direct Ownership           2.3%

                                      -19-

Common Stock issuable
upon conversion of Series                         Donald Sproat, Director                   41,668(10)
A Preferred Stock                                 Nominee  (2)                          Direct Ownership            *

All Officers and Directors
as a group (5 persons)
                                                                                           2,885,833              18.1%

*Less than 1%.

(1) Applicable percentage of ownership is based on (i) 1,000,000 shares of common stock being issued and outstanding, (ii) an aggregate of 6,936,980 shares of common stock which are issuable upon the conversion of 520,274 shares of the Company's Series A Convertible Preferred Stock currently issued and outstanding, (iii) an aggregate of 4,945,100 shares of common stock which are issuable upon the conversion of 49,451 shares of the Company's Series B Convertible Preferred Stock currently issued and outstanding, and (iv) an aggregate of 2,675,000 shares of common stock which are issuable upon the conversion of 26,750 shares of the Company's Series C Convertible Preferred Stock currently issued and outstanding. Calculations do not include outstanding warrants, options, or other rights issued by the Company, unless the reporting person is the beneficial owner of the warrant, option, or other right. Beneficial ownership is determined in accordance with the rules of the Commission and generally includes voting of investment power with respect to securities. Shares of common stock subject to securities exercisable or convertible into shares of common stock that are currently exercisable or exercisable within 60 days of January 20, 2006 are deemed to be beneficially owned by the person holding such options for the purpose of computing the percentage of ownership of such persons, but are not treated as outstanding for the purpose of computing the percentage ownership of any other person. Unless otherwise noted, we believe that all shares are beneficially owned and that all persons named in the table have sole voting and investment power with respect to all shares of common stock owned by them.

(2) Unless otherwise indicated, the mailing address of the shareholder is 4902 Eisenhower Blvd., Suite 185, Tampa, FL 33634.

(3) Unless otherwise indicated, the mailing address of the shareholder is 205 Carriage St., Guinn, Alabama 35563.

(4) Includes (a) 200,000 common shares issuable upon exercise of the Company's Series A Common Stock Purchase Warrant, and (b) 100,000 common shares issuable upon exercise of the Company's Series B Common Stock Purchase Warrant.

(5) Includes (a) 133,334 common shares issuable upon exercise of the Company's Series A Common Stock Purchase Warrant, and (b) 66,667 common shares issuable upon exercise of the Company's Series B Common Stock Purchase Warrant.

(6) Includes (a) 66,666 common shares issuable upon exercise of the Company's Series A Common Stock Purchase Warrant, and (b) 33,333 common shares issuable upon exercise of the Company's Series B Common Stock Purchase Warrant.

(7) Includes (a) 675,000 common shares issuable upon conversion of 675 shares of the Company's Series B Preferred Stock directly owned by Deecembra Diamond, and (b) 190,100 common shares issuable upon conversion of 190 shares of the Company's Series B Preferred Stock indirectly owned by nature of Deecembra Diamond's ownership of Apogee Financial, Inc. Deecembra Diamond disclaims beneficial ownership of securities owned by Apogee Financial, Inc., except to the extent of her pecuniary interest therein, and the inclusion of these shares in this Information Statement shall not be deemed an admission of beneficial ownership of all of the reported shares for purposes of Section 16 or for any other purpose.

(8) Includes (a) 302,500 common shares issuable upon conversion of 303 shares of the Company's Series B Preferred Stock owned by Famalom, LLC, an entity for which Mr. Phillips serves as the managing member (b) 2,675,000 common shares issuable upon conversion of 2,675 shares of the Company's

     Series C Preferred Stock owned by Total CFO, LLC, an entity for which Mr. Phillips serves as the managing member, (c) 2,000,000 shares of common stock which are issuable upon exercise of a warrant held by Total CFO, LLC, an entity for which Mr. Phillips serves as the managing member, and (d) 190,100 common shares issuable upon conversion of 190 shares of the Company's Series B Preferred Stock indirectly owned by nature of Mr. Phillip's ownership of Apogee Financial, Inc. The conversion rights of each holder of outstanding shares of Series C Preferred Stock is limited in the certificate of designations, preferences and rights of such stock, and the exercise rights in the warrants issued to Total CFO, LLC are limited, so, in each instance, the holder is not entitled to convert any Series C Preferred Stock, or exercise any warrants, to the extent that, after such conversion, the sum of the number of shares of common stock beneficially owned by such holder and its affiliates, will result in beneficial ownership of more than 4.99% of the outstanding shares of common stock. As a result, the inclusion of Series C Preferred Stock in this Information Statement shall not be deemed an admission of beneficial ownership of all of registered securities under Section 16 or for any other purpose. In addition, Christopher Phillips disclaims beneficial ownership of securities owned by Famalom, LLC, Total CFO, LLC, and Apogee Financial, Inc., except to the extent of his pecuniary interest therein, and the inclusion of these shares in this Information Statement shall not be deemed an admission of beneficial ownership of all of the reported shares or for any other purpose.

(9) Includes (a) 16,667 common shares issuable upon exercise of the Company's Series A Common Stock Purchase Warrant, (b) 8,334 common shares issuable upon exercise of the Company's Series B Common Stock Purchase Warrant, and (c) 342,500 shares of common stock issuable upon the conversion of 342.5 shares of Series B Convertible Preferred Stock owned indirectly through Daedalus Consulting, Inc. Mr. Beyer disclaims beneficial ownership of securities owned by Daedalus Consulting, Inc., except to the extent of his pecuniary interest therein, and the inclusion of these shares in this Information Statement shall not be deemed an admission of beneficial ownership of all of the reported shares or for any other purpose.

(10) Includes (a) 13,333 common shares issuable upon exercise of the Company's Series A Common Stock Purchase Warrant, and (b) 6,667 common shares issuable upon exercise of the Company's Series B Common Stock Purchase Warrant.

(11) Nominees for director Dale Phillips and John Giordano own no securities of Cytation Corporation.


                        CHANGE IN CONTROL AND ACQUISITION

     On January 18, 2006, the Company entered into the Securities Purchase and Share Exchange Agreement, (the "Securities Purchase and Share Exchange
Agreement") by and among the Company, Richard A. Fisher, an individual, and Kevin J. High, certain purchasers of the Company's Series A Convertible Preferred Stock, DVA, the shareholders of DVA, and Vicis Capital Master Fund (the "Lender").

SUMMARY TERM SHEET

     The Summary Term Sheet (the "Term Sheet") is attached to this Information Statement as Exhibit 99.6.

     SERIES  A  PREFERRED  STOCK  OFFERING

     On January 18, 2006, the Company closed on a private placement of approximately $5,202,735 of Series A Preferred Stock. Pursuant to the Securities Purchase and Share Exchange Agreement, dated as of January 18, 2006, the Company (a) issued and sold to the Purchasers, and the Purchasers purchased from the Company, (a) 520,274 shares of Series A Preferred Stock, (b) Series A Common Stock Purchase Warrants entitling the holders to purchase up to an aggregate of 6,936,980 shares of Common Stock at an exercise price of one dollar and fifty cents ($1.50) per share, and (c) Series B Common Stock Purchase Warrants entitling the holders to purchase up to an aggregate of 3,468,490 shares of Common Stock at an exercise price of two dollars and twenty five cents ($2.25) per share (the "Series A Preferred Stock Offering"). See, "CAPITAL STRUCTURE" below for description of Series A Preferred Stock, Series A Common Stock Purchase Warrants, and Series B Common Stock Purchase Warrants.

     The issuance of the Series A Preferred Stock, Series A Warrants, and Series B Warrants were exempt from the registration requirements of the Securities Act of 1933, as amended, pursuant to Section 4(2) of the Act for transactions not involving a public offering and Rule 506 promulgated by the United States Securities and Exchange Commission under the Securities Act of 1933, as amended. Such securities were issued to institutional or accredited investors.

     Midtown Partners & Co., LLC ("Midtown Partners"), an SEC and NASD registered broker dealer, acted as the placement agent for the Company in connection with the Series A Preferred Stock Offering. Midtown Partners is located in Boca Raton, Florida. In connection with the Series A Preferred Stock Offering, the Company paid Midtown Partners a cash commission equal to $490,274 and issued (a) Series BD-1 Common Stock Purchase Warrants to Midtown Partners entitling Midtown Partners to purchase 693,980 shares of the Company's common stock at an exercise price of seventy five cents ($.75) per share, (b) Series BD-2 Common Stock Purchase Warrants to Midtown Partners entitling Midtown Partners to purchase 693,980 shares of the Company's common stock at an exercise price of one dollar and fifty cents ($1.50) per share, and (c) Series BD-3 Common Stock Purchase Warrants to Midtown Partners entitling Midtown Partners to purchase 346,840 shares of the Company's common stock at an exercise price of two dollars and twenty five cents ($2.25) per share. See, "CAPITAL STRUCTURE" below for description of Series BD-1, BD-2, and BD-3 Warrants.

     The issuance of the Series B Warrants to Midtown Partners was exempt from the registration requirements of the Securities Act of 1933, as amended, pursuant to Section 4(2) of the Act for transactions not involving a public offering and Rule 506 promulgated by the United States Securities and Exchange Commission under the Securities Act of 1933, as amended. Such securities were issued to institutional or accredited investors.

     SHARE  EXCHANGE

     On January 18, 2006, the Company completed a share exchange pursuant to which the Company acquired 100% of the issued and outstanding capital stock of Deer Valley Acquisitions, Corp. (the "Share Exchange"). Pursuant to the Share Exchange Agreement, in exchange for 100% of the issued and outstanding common stock of Deer Valley Acquisitions, Corp., the Company issued the following securities to the shareholders of Deer Valley Acquisitions, Corp.: (a) issued 49,451 shares of the Company's Series B Preferred Stock, (b) 26,750 shares of the Company's Series C Preferred Stock, and (c) Series C Common Stock Purchase Warrants to Midtown Partners entitling Midtown Partners to purchase 2,000,000 shares of the Company's common stock at an exercise price of seventy five cents ($.75) per share. See, "CAPITAL STRUCTURE" below for description of Series B Preferred Stock, Series C Preferred Stock and Series C Common Stock Purchase Warrants.

     The issuance of the Series B Preferred Stock, Series C Preferred Stock and Series C Common Stock Purchase Warrants to the shareholders of Deer Valley Acquisitions, Corp. was exempt from the registration requirements of the Securities Act of 1933, as amended, pursuant to Section 4(2) of the Act for transactions not involving a public offering and Rule 506 promulgated by the United States Securities and Exchange Commission under the Securities Act of 1933, as amended. Such securities were issued to institutional or accredited investors.

     ADDITIONAL  WARRANT

     In connection with its issuance of an Interest Bearing Non-Convertible Installment Promissory Note, having an original principal balance of One Million Five Hundred Thousand and No/100 Dollars ($1,500,000), the Company, pursuant to the Securities Purchase and Share Exchange Agreement, issued to the Lender a Series D Common Stock Purchase Warrant to purchase 2,000,000 shares of Common Stock at an exercise price per share equal to Seventy Five Cents ($.75). See, "CAPITAL STRUCTURE" below for description of the Series D Common Stock Purchase Warrants.

     The issuance of the Series D Common Stock Purchase Warrants was exempt from the registration requirements of the Securities Act of 1933, as amended, pursuant to Section 4(2) of the Act for transactions not involving a public offering and Rule 506 promulgated by the United States Securities and Exchange Commission under the Securities Act of 1933, as amended. Such securities were issued to institutional or accredited investors.

      There are no existing agreements which may provide for a further change in control of the Company.

DESCRIPTION OF BUSINESS

     GENERAL

     Until June 20, 2001, the Company provided an extensive range of in-school and online services directed at high school students and their parents, high school counselors, college admissions officers and corporations which target with the teen marketplace. On June 20, 2001, the Company sold all of its assets associated with these activities to TMP Worldwide Inc. for approximately $7.2 million in cash and debt assumed.

     During the period commencing with the fourth quarter of 2002 and ending in December 2004, the Company engaged in the business of providing consulting and related services to private companies that wish to become reporting companies under the Securities Exchange Act of 1934. In the first quarter of 2005, the Company discontinued all business operations except finding an appropriate private entity with which it could engage in a reverse merger or similar transaction. On January 18, 2006, the Company entered into the Securities
Purchase and Share Exchange Agreement, which resulted in the Company's acquisition of Deer Valley.

     Deer Valley was launched in January, 2004, and has quickly become a leading manufacturer of factory built homes in the southeastern and south central housing markets in the United States. As of the date of this Information Statement, we manufacture all of our factory built homes from a single manufacturing facility located in Guin, Alabama. We rely upon a team of regional sales directors and approximately 110 independent dealers to market our manufactured homes in over 80 retail locations. As of the date of this Information Statement, we are selling our manufactured homes in 14 states through our network of independent dealers and retail centers.

     Deer Valley is an Alabama corporation with its business offices located at 205 Carriage Street, P.O. Box 310, Guin, Alabama 33563 and is engaged in the production, sale and marketing of manufactured homes in the southeastern and south central U.S. housing market.

     Each home that we manufacture is built and constructed in accordance with the federal Manufactured Home Construction and Safety Standards promulgated by the U.S. Department of Housing and Urban Development, better known as the "HUD Code." According to the Manufactured Housing Institute, new HUD Code homes that were shipped in November, 2005, represented an increase of 46.7 percent, as compared to shipments made in November, 2004. Comparing 2005 to the previous year, shipments of single-section homes were up 221 percent while shipments of multi-section homes were down 16.6 percent. The Manufactured Housing Institute estimates that hurricane-related demand for single-section homes by the Federal Emergency Management Agency ("FEMA") accounted for roughly 40 percent of all manufactured homes that were shipped in November. Our production and marketing efforts have concentrated on multi-section homes and, as of the date of this Information Statement, we have not delivered any FEMA-related orders.

     In recent years, the manufactured housing industry suffered a downturn in sales as a result of a tightening of credit standards, restricted availability of retail and wholesale financing, and excessive inventory levels. Despite this industry decline that commenced in calendar year 1999, we have been able to successfully launch our business through an efficient manufacturing and production facility, flexible product designs, an experienced and capable sales team, stringent cost controls, and attention to dealer relations, customer satisfaction and service efforts. Our manufactured homes are often sold as part of a land-home package and may be financed by a conventional mortgage. Multi-section homes often have an appearance that is similar to more traditional site-built homes that are built according to local building codes but are competitively priced when compared to a site-built home.

MANUFACTURING  OPERATIONS

     We currently produce all of our manufactured homes at a single manufacturing facility consisting of an approximately 118,000 square foot facility located on 25.5 acres in Guin, Alabama. This facility normally functions on a single-shift, five-day work week basis. As of the date of this Information Statement, we are producing eight (8) floors per day or approximately 1,920 floors on an annual basis. Our manufactured homes are constructed in accordance with the Federal Manufactured Home Construction and Safety Standards ("HUD Standards"). In 2005, approximately 100% of the homes we produced were built to HUD Standards.

     We plan to continue operating on a single shift, five day work week basis. During the fiscal year ended December 31, 2005, the Company produced an average of 28 floor sections per week. This represented an 11.5% increase in floor section production from the 661 floor sections that were manufactured in the fiscal year ended December 31, 2004.

     Because all of our manufactured homes are constructed in accordance with HUD Standards, our manufacturing facility is subject to strict oversight and monitoring by the U.S. Department of Housing and Urban Development, using independent third-party inspection agencies for enforcement. Each home that we manufacture complies with the HUD Standards and is built in our Deer Valley facility, under controlled conditions, and has a special label affixed to the exterior of the home indicating that the home has been designed, constructed, tested and inspected to comply with stringent federal standards set forth in these HUD Standards. As required by the National Manufactured Home Construction and Safety Standards Act of 1974, each home that we manufacture may not be shipped from our factory unless it complies with HUD Standards and receives a certification label from an independent third-party inspector. Our manufacturing facility must meet performance standards for heating, plumbing, air conditioning, thermal and electrical systems, structural design, fire safety and energy efficiency. While our manufactured homes are constructed with many of the same components and building materials that are used in site-built homes, we utilize a cost-efficient assembly line manufacturing process that enables us to produce a quality home at a much lower cost per square foot than a traditional site-built home.

     In addition to our own in-plant inspection and quality assurance program, HUD Standards require that independent inspections take place at our factory, during each phase of construction by an independent monitoring contractor that has been appointed by the U.S. Department of Housing and Urban Development to enforce the national manufacturing code that has been required under U.S. law for manufactured homes.

     We manufacture homes that are designed as primary residences ready for immediate occupancy. The homes, many of which are customized at our factory to the home buyer's specifications, are constructed in one or more sections and transported by independent trucking companies to dealer locations or to a customer's site.

     Our homes are manufactured in an indoor facility which has approximately 107,516 square feet of floor space, a frame shop with 10,800 square feet, a material shed with 23,172 square feet of space and an office facility consisting of 11,250 square feet of space. We employ an average of 250 employees who generally work one shift per day, five days per week. Construction of our homes is based upon an assembly line system, commencing by moving a unit through the plant, stopping at a number of work stations where various components and sub-assemblies are attached. Each section is permanently attached to a steel support chassis and various components are later added including floors, interior and exterior walls, roof, cabinets, ceilings and windows. It takes approximately 2 days to complete construction of a home at our manufacturing facility. We currently have the capacity to produce an aggregate of approximately 7 floors per day. Once the home has been assembled and quality review testing completed, the home is ready to be transported to a dealer location or for installation and hookup to a homebuyer's utility systems.

     A Deer Valley home is built with residential features, including 1/2 inch drywall, Thermopane(TM) brand windows, enhanced insulation, oak cabinets, cultured marble vanities, and two feet by six feet exterior wall construction standards.

     The extent of customization of the home performed by Deer Valley varies to a significant degree with the price of the home. In the higher price range of the market, the home buyer is often less sensitive to the price increase that is associated with significant design modifications that might be desired. Our experience in producing a customized home on a cost-effective basis has allowed us to offer customized homes and provide factory provided trim-out services and walk-through inspections of the home.

     Because the cost of transporting a manufactured home is significant, substantially all of the Deer Valley's homes are sold to dealers within a 500 mile radius of our manufacturing facility. Deer Valley arranges, at the dealer's expense, for the transportation of finished homes to dealer locations using independent trucking companies. Customary sales terms are cash--on-delivery or guaranteed payment from a floor plan financing source. Dealers or other independent installers are responsible for placing the home on site and making utility hook-ups.

BACKLOG  OF  ORDERS;  SALES  POLICIES

     Substantially all production is initiated against specific orders. In fiscal year 2005, our backlog of orders generally averaged 14 weeks of orders. Dealer orders are subject to cancellation prior to commencement of production, and we do not consider our backlog to be firm orders. Because we operate in an industry where order lead times are extremely short, Deer Valley does not view backlog at any point in time to be indicative of the level of Deer Valley's future revenues.

     Our sales are made to dealers either through floor plan financing arrangements with a financial institution or on a cash basis. When a manufactured home is purchased, we receive payment either directly from the dealer or by a financial institution which has agreed to finance dealer purchases of our manufactured homes. As customary in our industry, many financial institutions which finance dealer purchases require that we execute a repurchase agreement which provides that in the event that a dealer defaults on its repayment of the financing arrangement, we agree to repurchase the manufactured home from the financing institution in accordance with a declining repurchase price schedule that is mutually agreed upon. Because we do not build significant inventories of either finished goods or raw materials and initiate production against a specific product order, we do not have significant inventories and backlog of product orders.


COMPONENTS

     The principal raw materials that are used in the production of a manufactured home include wood, wood products, panels, steel, sheetrock, vinyl siding, gypsum wallboard, fiberglass insulation, carpet, appliances, electrical items, windows, roofing materials, electrical supplies, roof trusses, and plumbing fixtures. We believe that the raw materials used in the production of our manufactured homes are readily available from a wide variety of suppliers and that the loss of any single supplier would not have a material adverse effect on our business. Although we rely upon Odyssey Group (sheet rock, plumbing and other assembly items), WoodPerfect (lumber suppliers), Morris Sales Company (lumber and siding, panels), General Electric (appliances) and Owens
Corning (insulation) in purchasing materials to assemble our homes, we are not dependent on a single source of supplier for component purchases.

TRADEMARKS,  PATENTS  AND  INTELLECTUAL  PROPERTY  RIGHTS

     We do not rely upon any significant patent rights, licenses or franchises under the trademarks or patents of any other person or entity in conducting our business. While Deer Valley utilizes the mark "Deer Valley" and "Deer Valley Homebuilders" as Company trademarks in marketing its manufactured homes, we do not own any trademarks or patents that have been registered with the United States Patent and Trademark Office. We do offer several models and brand names for our products to our dealers and customers but have not relied upon trademark protection in marketing these products.

PRODUCTS

     We currently offer 22 different models of manufactured homes, with a variety of decors that are marketed under our Deer Valley brand name. We currently manufacture and sell multi-section manufactured homes with 100% of the manufactured homes we produced in 2005 consisting of multi-section units. We offer over 16 different floor plans, ranging in size from approximately 1,560 to 2,580 square feet and offer 19 different trim-out options to customize a customer's home. Many of our homes are customized to the homebuyer's specifications. We believe that our willingness to offer factory trim-out services and customize floor plans and design features to match homebuyer preferences is a principal factor which differentiates us from our competitors.

     Each home typically includes three to five bedrooms, a great room that functions as both a living room, family room and dining room, kitchen, two or three bathrooms and features central air conditioning and heating, water heater, dishwasher, refrigerator, microwave and cook top/range and oven. We offer a wide range of colors, moldings and finishes and provide optional features that include fireplace, wood floors, and modern kitchen counter-tops. We continue to modify and improve the design of our manufactured homes in consultation with our sales representatives and independent dealer network. We also utilize computer-aided and other design methods in an effort to continuously improve the design of our manufactured homes that permit our customers to customize their purchase.

     Deer Valley has traditionally focused on designing manufactured homes with features that make them comparable to site-built homes. In addition to offering the consumer optional features such as finished sheet rock, dishwashers, oak cabinets and furniture packages as well as a wide range of colors, moldings and finishes, Deer Valley generally offers extensive customization of floor plan designs and exterior elevations to meet specific customer preferences.

     Once a manufactured home has been completed at our manufacturing facility, we utilize an independent trucking company to transport the home to either a retail sales center or a customer's site. All transportation costs are borne by the independent retailer and the retailer or other independent installer is responsible for placing the manufactured home on the customer's site, joining the interior and exterior seams and providing any utility hookups.

     The following table sets forth the total factory homes built and sold, square footage, and retail price range in 2005:

Number  of  Homes  Sold:
-----------------------

     Multi-section  Homes       1,685  floors  or  842  units
     Total  Homes               1,685  floors  or  842  units

      Type of Homes     Square Feet     Retail Price Range (excluding land)
      -------------     -----------     -----------------------------------
    Multi-floor Homes  1,560 - 2,580          $59,000 to $119,000

INDEPENDENT  DEALER  NETWORK

     As of the date of this Information Statement, we had approximately 110 participating independent dealers that are marketing our manufactured homes. Our independent dealers are not required to sell only homes that are manufactured by Deer Valley and will typically choose to offer the products of other manufacturers in addition to those of Deer Valley. We do not have written exclusive agreements with our independent dealers and do not have any control over the operations of, or financial interest in, any of our independent dealers. Deer Valley is not dependent on any single dealer, and in 2005, Deer Valley's largest dealer location accounted for approximately 10% of our sales.

     We believe that our independent dealer network enables us to avoid the substantial investment in management, capital and overhead associated with company-owned sales centers. Although we do not rely upon exclusive dealer arrangements, we typically rely upon a single dealer within a given geographical market to distribute our products. We believe our strategy of selling our manufactured homes through independent dealers helps us to ensure that our manufactured homes are competitive with those of other companies in terms of quality, consumer acceptability, product design and price.

MARKETS  SERVED

     During the fiscal year ended December 31, 2005, we estimate that the percentage of our revenues by region was as follows:

         Regions     Primary States     Percentage of Revenue by Region
     ------------------------------------------------------------------
        Southeast    Alabama,  Florida,               85%
                     Georgia, Kentucky,
                     Mississippi,
                     North Carolina,
                     South Carolina
                     and Tennessee
     ------------------------------------------------------------------
      South Central  Louisiana, Oklahoma,
                     Texas, Illinois
                     and Arkansas                     15%
     ------------------------------------------------------------------

     Our manufacturing facility currently serves approximately 110 dealers and our sales staff maintains and monitors our relationships with each independent retailer in an effort to maintain excellent relationships with our network of independent dealers.

OUR  SALES  FORCE

     At December 31, 2005, Deer Valley sold manufactured homes through approximately 110 independent dealers at approximately 80 retail locations in 14 states, principally in the southeastern and south-central United States.

     Deer Valley markets its homes through product promotions tailored to specific dealer needs. In addition, Deer Valley advertises in local media and participates in regional manufactured housing shows.

CONTINUING  OPERATIONS

     MANUFACTURED  AND  HOMES  -  INDUSTRY  OVERVIEW

     Our manufactured homes, built entirely in the factory, are transported to the site and installed in accordance with national HUD Standards specified by the U.S. Department of Housing and Urban Development (HUD) through its Federal Manufactured Home Construction and Safety Standards.

     Manufactured homes are constructed in a factory environment, utilizing assembly line techniques, which allows for volume purchases of materials and components and more efficient use of labor. The quality of manufactured homes has increased significantly, as producers generally build with the same materials as site-built homes. Many features associated with site-built homes are included in manufactured homes, such as central heating, name-brand appliances, carpeting, cabinets, walk-in closets, vaulted ceilings, wall coverings and porches. Also, optional features include central air conditioning, carports, garages, and furniture packages.

     As acceptance of manufactured housing has increased among higher-income buyers and financing for single-section homes has become more scarce, demand has shifted toward larger, multi-section homes, which accounted for 74% of industry shipments in calendar 2004, up from 47% in calendar 1991 according to data published by the Manufactured Housing Institute (MHI).

     With respect to the retail financing of manufactured housing, interest rates are generally higher and the terms of loans shorter than for site-built homes. In recent years, some lenders stopped extending loans to finance the purchase of manufactured homes. This has had the effect of making financing for manufactured homes even more expensive and more difficult to obtain relative to financing for site-built homes.

     Due to the difficult financing environment for chattel financing nationwide, the industry has been trending toward more conventional mortgage financing for the land and home. Chattel financing is personal property financing secured only by the home and not by the underlying land on which the home is sited. In contrast, "land and home" financing is real property financing secured by the home and by the underlying land on which the home is placed.

     WARRANTY,  QUALITY  CONTROL  AND  SERVICE

     Deer Valley endeavors to adhere to strict quality standards and continuously refines its production procedures. In addition, in accordance with the construction codes promulgated by HUD, an independent HUD-approved, third-party inspector inspects each manufactured home for compliance during construction at our manufacturing facilities.

     Deer Valley provides initial home buyers with a one-year limited warranty against manufacturing defects in the home's construction. In addition, there are often direct warranties that are provided by the manufacturers of components and appliances.

     Deer Valley has experienced quality assurance personnel at each of its manufacturing facilities to provide on-site service to dealers and home buyers. Deer Valley continuously works to enhance its quality assurance systems, placing high emphasis on improving the value and appeal of Deer Valley's homes and reducing consumer warranty claims.

     INDEPENDENT  DEALER  FINANCING

     Substantially all of Deer Valley's independent dealers finance their purchases through "floor plan" arrangements under which a financial institution provides the dealer with a loan for the purchase price of the home and maintains a security interest in the home as collateral. In connection with a floor plan arrangement, the financial institution which provides the independent dealer financing customarily requires Deer Valley to enter into a separate repurchase agreement with the financial institution, under which Deer Valley is obligated, upon default by the independent dealer, to repurchase the home at Deer Valley's original invoice price less cost of all damaged/missing items, plus certain administrative and shipping expenses. The repurchase agreement relates to homes that are located on an authorized dealer's lot and in new, saleable condition. As a result, the potential repurchase liability may be offset by the value of the repurchased house.

     At October 1, 2005, Deer Valley's contingent repurchase liability under floor plan financing arrangements through independent dealers was approximately $8,043,773. While homes that have been repurchased by Deer Valley under floor-plan financing arrangements are usually sold to other dealers, no assurance can be given that Deer Valley will be able to sell to other dealers homes that it may be obligated to repurchase in the future under such floor-plan financing arrangements or that Deer Valley will not suffer more losses with respect to, and as a consequence of, those arrangements than we have accrued in our financial statements.

     COMPETITION

     The manufactured housing industry is highly competitive at both the manufacturing and retail levels, with competition based upon numerous factors, including total price to the dealer, customization to homeowners' preferences, product features, quality, warranty repair service and the terms of dealer and retail customer financing. Deer Valley has many competitors, ranging from very large, experienced, and well-financed companies to small and specialized manufacturers. There are numerous firms producing manufactured and modular homes in the southeastern and south central United States, many of which are in direct competition with us. In addition, certain of Deer Valley's competitors provide retail customers with financing from captive finance subsidiaries.

     Manufactured homes also compete with other forms of housing, including site-built and prefabricated homes. Historically, manufactured housing has had a price advantage over these other forms of housing. That advantage has deteriorated, however, as the credit market in the manufactured housing industry has, at both the retail and wholesale levels, continued to tighten, while interest rates for site-built houses in recent years have been at historic lows, thus increasing the competitive pressures on manufactured housing.

     The capital requirements for entry as a producer in the manufactured housing industry are relatively small. However, Deer Valley believes that the qualifications for obtaining inventory financing, which are based upon the financial strength of the manufacturer and each of its dealers, have recently become more difficult to meet due to the departure of financial institutions from the market and efforts of our competitors to add dealers to their sales network.

     Deer Valley believes that its willingness to customize floor plans and design features to match customer preferences, provide factory provided trim-out and installation services, and efficient customer service is the principal factor which differentiates it from most of its competitors in the manufactured housing industry.

     COMPETITIVE  NICHE

     We believe that we have certain competitive advantages in our market as described below:

     WE CONCENTRATE OUR EFFORTS ON MANUFACTURING AND MARKETING TOP QUALITY HUD CODE HOMES.

     By focusing our manufacturing efforts exclusively on HUD Code homes on a cost-effective basis and relying upon our strong network of regional independent dealers within our geographical market, we have been able to minimize our administrative and marketing expenses while providing our customers with a competitively priced product that maximizes value for the purchase price paid for the home.

     WE FOCUS UPON PRODUCING A SUPERIOR QUALITY HOME, WITH ATTENTION TO DETAIL, QUALITY MATERIALS, AND SERVICE TO OUR CUSTOMERS.

     By focusing our manufacturing efforts on the fastest growing sector of the manufactured housing industry, and by paying attention to manufacturing details, procuring quality components and raw materials, and providing factory-provided trim-out options and service capabilities to our customers, we have focused upon servicing our customers that purchase a manufactured home from us. By providing factory trim-out services and walk-through services to a customer, we have been able to respond quickly to customer inquiries to ensure that our retail customers are satisfied with the quality of our home products.

     WE  PRODUCE  A  QUALITY  MANUFACTURED  HOME  PRODUCT  THAT IS COMPETITIVELY
PRICED.

     By focusing our efforts on controlling costs and maintaining a high quality manufacturing facility, we have been able to provide a home product that offers a high quality product at an attractive value. Our multi-section homes sold for an average retail price that ranges from $59,000 to $119,000 in 2005, excluding land costs.

     WE HAVE AN EXPERIENCED MANAGEMENT TEAM THAT HAS EXTENSIVE EXPERIENCE IN THE MANUFACTURED HOUSING BUSINESS .

     Our management team is made up of seasoned industry veterans in key leadership positions whose interests are closely aligned with those of our shareholders. Some of our senior management team members will receive substantial additional payments that result from the acquisition of Deer Valley by the Company, depending upon the future success and profitability of Deer Valley.

     WE  HAVE  A  STRONG  NETWORK  OF  INDEPENDENT  DEALERS.

     We have a strong network of independent dealers that operate in a highly fragmented industry that consists of approximately 8,000 dealers in the United States. We do not own any company retail stores and do not have any financial or insurance-related services that we provide to our customers that can add significant administrative expense to Deer Valley. We maintain close relationships with each of our independent dealers and carefully monitor our service responsibilities to the customers that purchase a manufactured home from us. We also provide significant volume discounts to our dealers in an effort to maintain a strong network of independent dealers.

     REGULATION

     Deer Valley's manufactured homes are subject to a number of federal, state and local laws. Construction of manufactured housing is governed by the National Manufactured Housing Construction and Safety Standards Act of 1974 ("1974 Act"). In 1976, HUD issued regulations under the 1974 Act establishing comprehensive national construction standards. The HUD regulations cover all aspects of manufactured home construction, including structural integrity, fire safety, wind loads, thermal protection, plumbing, and electrical. Such regulations preempt conflicting state and local regulations. Deer Valley's manufacturing facilities and the plans and specifications of its manufactured homes have been approved by a HUD-designated inspection agency. An independent, HUD-approved third-party inspector checks each of Deer Valley's manufactured homes for compliance during at least one phase of construction. In 1994, HUD amended manufactured home construction safety standards to improve the wind force resistance of manufactured homes sold for occupancy in coastal areas prone to hurricanes. Failure to comply with the HUD regulations could expose Deer Valley to a wide variety of sanctions, including closing Deer Valley's plants. Deer Valley believes its manufactured homes meet or surpass all present HUD requirements.

     Manufactured, modular and site-built homes are all built with particleboard, paneling and other products that contain formaldehyde resins. Since February 1985, HUD has regulated the allowable concentration of formaldehyde in certain products used in manufactured homes and requires manufacturers to warn purchasers concerning formaldehyde associated risks. Deer Valley currently uses materials in its manufactured homes that meet HUD standards for formaldehyde emissions and that otherwise comply with HUD regulations in this regard. In addition, certain components of manufactured homes are subject to regulation by the Consumer Product Safety Commission ("CPSC") which is empowered to ban the use of component materials believed to be hazardous to health and to require the manufacturer to repair defects in components of its homes. The CPSC, the Environmental Protection Agency and other governmental agencies are evaluating the effects of formaldehyde. In February 1983, the Federal Trade Commission adopted regulations requiring disclosure of manufactured home's insulation specifications.

     Deer Valley's manufactured and modular homes are also subject to local zoning and housing regulations. A number of states require manufactured and modular home producers to post bonds to ensure the satisfaction of consumer warranty claims. A number of states have adopted procedures governing the installation of manufactured and modular homes. Utility connections are subject to state and local regulation, and must be complied with by the dealer or other person installing the home.

     REGULATORY  APPROVAL

     Other than the regulations described above, no federal or state regulatory approvals are required for our principal products and services.

LEGAL PROCEEDINGS

     Although DeerValley in the normal course of business is subject to claims and litigation, neither the Company nor DeerValley are a party to any material legal proceeding nor is the Company aware of any circumstance that may reasonably lead a third party to initiate legal proceeding against the Company or DeerValley.

                                CAPITAL STRUCTURE

     Our authorized capital consists of 2,000,000 shares of common stock, par value $.001 per share (these shares are referred to herein as "common shares" or "common stock"), and 1,400,000 shares of preferred stock, par value $.01 per share (these shares are referred to herein as "preferred shares or "preferred stock"), having such rights, preferences, privileges and restrictions as may be designated from time-to-time by our board of directors. On January 18, 2006, our board of directors designated (a) 750,000 of the preferred shares as Series A Convertible Preferred Stock (these shares are referred to herein as "Series A Preferred Stock"), with the rights, preferences, privileges and restrictions described below, (b) 49,451 of the preferred shares as Series B Convertible Preferred Stock (these shares are referred to herein as "Series B Preferred Stock"), with the rights, preferences, privileges and restrictions described below, and (c) 26,750 of the preferred shares as Series C Convertible Preferred Stock (these shares are referred to herein as "Series C Preferred Stock"), with the rights, preferences, privileges and restrictions described below. As of January 20, 2006, there were issued and outstanding 1,000,000 shares of Common Stock, 520,274 shares of Series A Preferred Stock, 49,451 shares of Series B Preferred Stock, and 26,750 shares of Series C Preferred Stock. Our shares of Common Stock were held by approximately 210 stockholders of record as of that date.

COMMON SHARES

     Our common shareholders are entitled to one vote per share on all matters to be voted upon by those shareholders and are not entitled to cumulative voting for the election of directors. Subject to the rights of our Series A Preferred Stock to receive preferential dividends, our common shareholders are entitled to receive ratably, with the holders of Series B Preferred Stock and Series C Preferred Stock, in dividends as they may be declared by our board of directors out of funds legally available for that purpose. Subject to (a) the rights of our Series A Preferred Stock to receive a preferential payment, in an amount equal to stated value plus accrued dividends, upon liquidation, dissolution, or winding up of the Company, (b) the rights of our Series B Preferred Stock to receive a preferential payment, in an aggregate amount of $100,000, upon liquidation, dissolution, or winding up of the Company, and (c) the rights of our Series C Preferred Stock to receive a preferential payment, in an aggregate amount of $100,000, upon liquidation, dissolution, or winding up of the Company, our common shareholders will be entitled to share ratably, with the holders of Series B Preferred Stock and Series C Preferred Stock on an as-converted basis, in all of the assets which are legally available for distribution, after payment of all debts and other liabilities. Our common shareholders have no preemptive, subscription, redemption or conversion rights. All of our currently outstanding common shares are validly issued, fully paid and non-assessable.

PREFERRED SHARES

     We may issue our preferred shares from time to time in one or more series as determined by our board of directors. The voting powers and preferences, the relative rights of each series, and the qualifications, limitations and restrictions thereof may be established by our board of directors without any further vote or action by our shareholders.

     SERIES A PREFERRED STOCK

     Our Series A Preferred Stock has the following rights, preferences, privileges and restrictions:

- RANK-Our Series A Preferred Stock ranks senior to our Common Stock, Series B Preferred Stock, Series C Preferred Stock, and any other securities we may issue.

-    STATED VALUE - $10.00 per shares of Series A Preferred Stock.

- CONVERSION-Each share of Series A Preferred Stock, at its stated value of $10 per share, together with any accrued and unpaid dividends, is convertible at the option of the holder at any time after the Conversion Date (as defined below) into Common Stock at a price of Seventy Five Cents ($.75) per share of Common Stock. "Conversion Date" shall mean either (1) the date on which the United States Securities and Exchange Commission declares effective the Company's registration statement registering the Series A Preferred Stock for resale, or (2) the date that the holder of the Series A Convertible Preferred Stock has satisfied the minimum one (1) year holding requirements set forth in Rule 144(d) promulgated by the United States Securities and Exchange Commission under the Securities Act, as amended.

- LIMITATION ON CONVERSION - The conversion rights of each holder of Series A Preferred Stock is limited in the certificate of designations, preferences and rights of such stock, so that the holder is not entitled to convert any Series A Preferred Stock to the extent that, after such conversion, the sum of the number of shares of common stock beneficially owned by such holder and its affiliates, will result in beneficial ownership of more than 4.99% of the outstanding shares of common stock.

- DIVIDENDS-A holder of Series A Preferred Stock are entitled to receive a dividend at a rate per annum equal to seven percent (7%), payable semi-annually, at the option of the company, (i) in cash, to the extent funds are legally available therefor, or (ii) in shares of registered Common Stock at a ten percent (10%) discount to the "Market Price" (as such term is defined in the designations for the Series A Preferred Stock. The Series A Preferred Stock ceases to accrue the seven percent (7%) fixed dividend on the earliest of (a) the payment of the liquidation preference on each share of Series A Preferred Stock upon the liquidation, dissolution or winding-up of the Corporation, (b) the conversion of the Series A Preferred Stock in common stock, or [C] the date two (2) years from the date of issuance of the share of Series A Preferred Stock. After the date two (2) years from the date of issuance of a share of Series A Preferred Stock, the holders of such Series A Preferred Stock participates ratably, on an as-converted basis, with our common stock as to the payment of dividends.

- LIQUIDATION RIGHTS-In the event of any liquidation, dissolution or winding up of the Company, either voluntary or involuntary, our series 'A' preferred shareholders are entitled to receive an amount per share equal to the greater of $10 for each outstanding share plus accrued and unpaid dividends, as adjusted for stock dividends, stock distributions, splits, combinations or recapitalizations, or the amount such shareholders would be entitled to receive had they converted their series 'A' preferred shares into common shares. These rights are prior and in preference to any distribution of any of our assets to our common shareholders, holders of Series B Preferred Stock, holders of Series C Preferred Stock, or holders of any other series or class of preferred shares.

- VOTING RIGHTS-The holders of Series A Preferred stock have the right to vote on an as-converted basis, with our common shareholders on all matters submitted to a vote of our shareholders. In addition, we cannot, without the prior approval of the holders of at least two-thirds of our then issued and Series A Preferred Stock voting as a separate class:

     o liquidate, dissolve, or wind-up the business and affairs of the company, or consent to any of the foregoing;

     o effectuate any merger, reorganization, or recapitalization of the company, or enter into any agreement to do any of the foregoing;

     o purchase or redeem or pay or declare any dividend or make any distribution on, any shares of stock other than the Series A Preferred Stock so long as an accrued dividend on the Series A Preferred Stock is unpaid, or permit any subsidiary of the Company to take any such action, except for certain securities repurchased from former employees, officers, directors, consultants;

     o increase the authorized number of shares of Preferred Stock or Series A Preferred Stock;

     o alter or change the voting or other powers, preferences, or other rights, privileges, or restrictions of the Series A Preferred Stock contained herein (by merger, consolidation, or otherwise); and

     o issue any securities senior to the Series A Preferred Stock, except certain Qualified Financings (as defined below), or incur any new debt, except certain Permitted Debt (as defined below). "Qualified Financing" means an equity offering that (a) the gross aggregate proceeds raised and liquidation preferences is no more than $3,000,000; (b) the dividend rate does not exceed ten percent (10%); and (c) the holders of the new securities do not have voting rights more favorable than voting rights granted to the Series A Preferred Stock. "Permitted Debt" means (w) trade payables, inventory financing, and the accounts receivable factoring, all incurred in the ordinary course of business; (x) surety bonds and letters of credit issued or obtained in the ordinary course of business; (y) refinancings of the Company's existing debt facilities (including a $1,500,000 loan incurred on January 18, 2006); and (z) up to $3,000,000 of new indebtedness.

- LIMITATION ON VOTING- The voting rights of each holder of Series A Preferred Stock is limited in the certificate of designations, preferences and rights of such stock, so that the holder is not entitled to vote any Series A Preferred Stock to the extent that such voting will allow such holder to vote more than 4.99% of the outstanding voting securities of the Company.

     SERIES B PREFERRED STOCK

     Our Series B Preferred Stock has the following rights, preferences, privileges and restrictions:

- RANK- Our Series B Preferred Stock ranks junior to our Series A Preferred Stock, ranks pari passu with our Series C Preferred Stock as to an initial aggregate liquidation preference of $100,000, and ranks pari passu, on an as converted basis, with our common stock, as to all other matters, including voting rights, payment of dividends, and liquidation, after payment of the initial liquidation preference of $100,000.

- CONVERSION-Each share of Series B Preferred Stock automatically converts into one hundred (100) shares of Common Stock upon the shareholders approval of an increase in the authorized shares of common stock of the Company.

- DIVIDENDS-Holders of Series B Preferred Stock participate ratably, on an as-converted basis, with our Common Stock as to the payment of dividends.

- LIQUIDATION RIGHTS-In the event of any liquidation, dissolution or winding-up of the Company, either voluntary or involuntary, after payment of any liquidation preference to the holders of Series A Preferred Stock, the holders of Series B Preferred Stock are entitled to receive an initial aggregate liquidation preference of $100,000, and then the holders of Series B Preferred Stock are entitled to participate ratably, on an as-converted basis, with our common stock as to any distribution of assets.

- VOTING RIGHTS-The holders of Series B Preferred stock have the right to vote on an as-converted basis, with our common shareholders on all matters submitted to a vote of our shareholders.


     SERIES C PREFERRED STOCK

     Our Series C Preferred Stock has the following rights, preferences, privileges and restrictions:

- RANK- Our Series C Preferred Stock ranks junior to our Series A Preferred Stock, ranks pari passu with our Series B Preferred Stock as to an initial aggregate liquidation preference of $100,000, and ranks pari passu, on an as converted basis, with our common stock, as to all other matters, including voting rights, payment of dividends, and liquidation, after payment of the initial liquidation preference of $100,000.

- CONVERSION-Each share of Series C Preferred Stock converts into one hundred (100) shares of Common Stock, at the option of the holder.

- LIMITATION ON CONVERSION - The conversion rights of each holder of Series C Preferred Stock is limited in the certificate of designations, preferences and rights of such stock, so that the holder is not entitled to convert any Series C Preferred Stock to the extent that, after such conversion, the sum of the number of shares of common stock beneficially owned by such holder and its affiliates, will result in beneficial ownership of more than 4.99% of the outstanding shares of common stock.

- DIVIDENDS-Holders of Series C Preferred Stock participate ratably, on an as-converted basis, with our Common Stock as to the payment of dividends.

- LIQUIDATION RIGHTS-In the event of any liquidation, dissolution or winding-up of the Company, either voluntary or involuntary, after payment of any liquidation preference to the holders of Series A Preferred Stock, the holders of Series C Preferred Stock are entitled to receive an initial aggregate liquidation preference of $100,000, and then the holders of Series C Preferred Stock are entitled to participate ratably, on an as-converted basis, with our common stock as to any distribution of assets.

- VOTING RIGHTS-The holders of Series C Preferred stock have the right to vote on an as-converted basis, with our common shareholders on all matters submitted to a vote of our shareholders.

- LIMITATION ON VOTING- The voting rights of each holder of Series C Preferred Stock is limited in the certificate of designations, preferences and rights of such stock, so that the holder is not entitled to vote any Series C Preferred Stock to the extent that such voting will allow such holder to vote more than 4.99% of the outstanding voting securities of the Company.

OPTIONS AND WARRANTS CONVERTIBLE INTO COMMON SHARES

     As of January 20, 2006, there were outstanding Series A Common Stock Purchase Warrants entitling the holders to purchase up to an aggregate of 6,936,980 shares of Common Stock at an exercise price of one dollar and fifty cents ($1.50) per share. A Series A warrant is exercisable, in whole or in part, at any time after the earlier of (a) the date a registration statement covering such Series A warrants and underlying warrant shares is declared effective, or
(b) twelve (12) months from the date of grant and before the close of business on the date five (5) years from the initial exercise date.

     As of January 20, 2006, there were outstanding Series B Common Stock Purchase Warrants entitling the holders to purchase up to an aggregate of 3,468,490 shares of Common Stock at an exercise price of two dollars and twenty five cents ($2.25) per share. A Series B warrant is exercisable, in whole or in part, at any time after the earlier of (a) the date a registration statement covering such Series B warrants and underlying warrant shares is declared effective, or (b) twelve (12) months from the date of grant and before the close of business on the date seven (7) years from the initial exercise date.

     As of January 20, 2006, there were outstanding Series C Common Stock Purchase Warrants entitling the holders to purchase up to an aggregate of 2,000,000 shares of Common Stock at an exercise price of seventy five cents ($.75) per share. The Series C warrant is exercisable, in whole or in part, at any time after the earlier of (a) the date a registration statement covering such Series C warrants and underlying warrant shares is declared effective, or
(b) twelve (12) months from the date of grant and before the close of business on the date five (5) years from the initial exercise date.

     As of January 20, 2006, there were outstanding Series D Common Stock Purchase Warrants entitling the holders to purchase up to an aggregate of 2,000,000 shares of Common Stock at an exercise price of seventy five cents ($.75) per share. The Series D warrant is exercisable, in whole or in part, at any time after the earlier of (a) the date a registration statement covering such Series D warrants and underlying warrant shares is declared effective, or
(b) twelve (12) months from the date of grant and before the close of business on the date seven (7) years from the initial exercise date.

     As of January 20, 2006, there were outstanding Series BD-1 Common Stock Purchase Warrants entitling the holders to purchase up to an aggregate of 693,980 shares of Common Stock at an exercise price of seventy five cents ($.75) per share. A Series BD-1 warrant is exercisable, in whole or in part, at any time after the earlier of (a) the date a registration statement covering such Series BD-1 warrants and underlying warrant shares is declared effective, or (b) twelve (12) months from the date of grant and before the close of business on the date five (5) years from the initial exercise date.

     As of January 20, 2006, there were outstanding Series BD-2 Common Stock Purchase Warrants entitling the holders to purchase up to an aggregate of 693,980 shares of Common Stock at an exercise price of one dollar and fifty cents ($1.50) per share. A Series BD-2 warrant is exercisable, in whole or in part, at any time after the earlier of (a) the date a registration statement covering such Series BD-2 warrants and underlying warrant shares is declared effective, or (b) twelve (12) months from the date of grant and before the close of business on the date five (5) years from the initial exercise date.

     As of January 20, 2006, there were outstanding Series BD-3 Common Stock Purchase Warrants entitling the holders to purchase up to an aggregate of 346,840 shares of Common Stock at an exercise price of two dollars and twenty five cents ($2.25) per share. A Series BD-3 warrant is exercisable, in whole or in part, at any time after the earlier of (a) the date a registration statement covering such Series BD-3 warrants and underlying warrant shares is declared effective, or (b) twelve (12) months from the date of grant and before the close of business on the date seven (7) years from the initial exercise date.

MARKET PRICE OF AND DIVIDENDS ON THE REGISTRANT'S COMMON EQUITY AND OTHER SHAREHOLDER MATTERS

     Our common stock trades on the OTC Bulletin Board under the trading symbol "CYON." The prices set forth below reflect the quarterly high and low bid information for shares of our common stock during the last two fiscal years. These prices reflect inter-dealer prices without retail markup, markdown, or commission, and may not represent actual transactions.


2005 QUARTER ENDED                   HIGH    LOW
-----------------------------------  -----  -----
September 30, 2005                   $1.50  $ .50

June 30, 2005                        $1.75  $ .35

March 31, 2005                       $1.00  $ .25

2004 QUARTER ENDED

December 31, 2004                    $3.00  $1.79

September 30, 2004                   $5.00  $2.30

June 30, 2004                        $5.00  $2.30

March 31, 2004                       $ .60  $ .60

FISCAL YEAR ENDED DECEMBER 31, 2003

December 31, 2003                    $5.00  $ .60

September 30, 2003                   $ .20  $ .20

June 30, 2003                        $6.00  $ .27

March 31, 2003                       $ .27  $ .27

     Our common stock is covered by an SEC rule that imposes additional sales practice requirements on broker-dealers who sell such securities to persons other than established customers and accredited investors, which are generally institutions with assets in excess of $5,000,000, or individuals with net worth in excess of $1,000,000 or annual income exceeding $200,000 or $300,000 jointly with their spouse. For transactions covered by the rule, the broker-dealer must make a special suitability determination for the purchaser and transaction prior to the sale. Consequently, the rule may affect the ability of broker-dealers to sell our securities, and also may affect the ability of purchasers of our stock to sell their shares in the secondary market. It may also cause fewer broker-dealers to be willing to make a market in our common stock, and it may affect the level of news coverage we receive.

     We have not declared or paid any cash dividends on our common stock since our inception, and our Board of Directors currently intends to retain all earnings for use in the business for the foreseeable future. Any future payment of dividends will depend upon our results of operations, financial condition, cash requirements, and other factors deemed relevant by our Board of Directors.

                              FINANCIAL INFORMATION


FINANCIAL STATEMENTS

     Please see Exhibit 99.3 to this Schedule 14C.


MANAGEMENT'S DISCUSSION AND ANALYSIS OF FINANCIAL CONDITION AND RESULTS OF OPERATIONS

     CAUTIONARY  NOTICE  REGARDING  FORWARD  LOOKING  STATEMENTS

     We desire to take advantage of the "safe harbor" provisions of the Private Securities Litigation Reform Act of 1995. This Information Statement contains a number of forward-looking statements that reflect management's current views and expectations with respect to our business, strategies, products, future results and events and financial performance. All statements made in this Information Statement other than statements of historical fact, including statements that address operating performance, events or developments that management expects or anticipates will or may occur in the future, including statements related to distributor channels, volume growth, revenues, profitability, new products, adequacy of funds from operations, statements expressing general optimism about future operating results and non-historical information, are forward looking statements. In particular, the words "believe," "expect," "intend," "anticipate," "estimate," "may," "will," variations of such words, and similar expressions identify forward-looking statements, but are not the exclusive means of identifying such statements and their absence does not mean that the statement is not forward-looking. These forward-looking statements are subject to certain risks and uncertainties, including those discussed below. Our actual results, performance or achievements could differ materially from historical results as well as those expressed in, anticipated or implied by these forward-looking statements. We do not undertake any obligation to revise these forward-looking statements to reflect any future events or circumstances.

     Readers should not place undue reliance on these forward-looking statements, which are based on management's current expectations and projections about future events, are not guarantees of future performance, are subject to risks, uncertainties and assumptions (including those described below) and apply only as of the date of this Information Statement. Our actual results, performance or achievements could differ materially from the results expressed in, or implied by, these forward-looking statements. Factors that could cause or contribute to such differences include, but are not limited to, the risks to be discussed in our next Annual Report on form 10-KSB and in the press releases and other communications to shareholders issued by us from time to time which attempt to advise interested parties of the risks and factors that may affect our business. We undertake no obligation to publicly update or revise any forward-looking statements, whether as a result of new information, future events or otherwise.

OVERVIEW

     After the acquisition of Deer Valley was completed by DVA, Deer Valley constitutes all of our operations. Deer Valley is a wholly-owned subsidiary of DVA, which is a wholly-owned subsidiary of the Company. Because of the Company's acquisition of the Deer Valley business, management does not believe that it is informative or useful to compare the results of operations for the year ended December 31, 2004, on an unaudited pro forma condensed combined consolidated basis, giving effect to the acquisition of Deer Valley, as compared to fiscal year 2003. This discussion and analysis should be read in conjunction with the financial statements and notes, and pro forma financial statements included with this Information Statement as Exhibits 99.1, 99.2, and 99.3.

     Deer Valley was formed in January, 2004, and its offices and manufacturing plant are located in Guin, Alabama. Deer Valley manufactures and designs manufactured homes which are sold to a network of independent dealers which are located primarily in the southeastern and south central regions of the United States. Deer Valley operates its manufacturing facility and business offices in Guin, Alabama. Also, on January 25 2006, the Company approved Deer Valley Homebuilders, Inc., an indirect wholly-owned subsidiary of the Company, entering into a Sales Contract with Steve J. Logan to purchase real property located at 7668 Highway 278 in Sulligent, Alabama (the "Sulligent Property"). The purchase price for the Sulligent Property is $725,000 and the closing is currently scheduled to occur on or before April 30, 2006. The Sales Contact is subject to certain contingencies, including a standard title contingency. The opening of the plant on the Sulligent Property should be on or about February 20, 2006.

RESULTS  OF  OPERATIONS

     The following discussion of our financial condition and results of operations should be read in conjunction with our financial statements, included herewith. This discussion should not be construed to imply that the results discussed herein will necessarily continue into the future, or that any conclusion reached herein will necessarily be indicative of actual operating results in the future. Such discussion represents only the best present assessment of our management. Historical financial information presented for the year ended December 31, 2004 and the nine months ended October 1, 2005 and September 25, 2004, respectively, is that of the Company on a condensed combined consolidated basis with Deer Valley Homebuilders, Inc., which reflects the Company's acquisition of Deer Valley Homebuilders, Inc. on January 18, 2006, pursuant to the terms of that Securities Purchase and Share Exchange Agreement.

HISTORICAL RESULTS - FISCAL YEAR ENDED DECEMBER 31, 2004; COMPARISON OF NINE MONTHS ENDED OCTOBER 1, 2005 AND SEPTEMBER 25, 2004 (UNAUDITED).

REVENUES. Overall net revenues for the year ended December 31, 2004 were $15,394,215. In addition, overall net revenues for the nine month period ending October 1, 2005 were $24,023,661, as compared to net revenues of $8,820,069 for the nine month period ending September 25, 2004. The increase of $15,203,592 is due to increased sales and production of homes which increased from 661 floors in 2004 to 1,381 in 2005.

GENERAL AND ADMINISTRATIVE EXPENSES. General and administrative expenses consisted of payroll and related expenses for executive, accounting and administrative personnel, professional fees and other general corporate expenses. General and administrative expenses for the year ended December 31, 2004 were $1,559,333. In addition, general and administrative expenses for the nine month period ending October 1, 2005 were $2,108,285, as compared to general and administrative expenses of approximately $1,023,204 for the nine month period ending September 25, 2004. These general and administrative costs have increased due to increased sales and operating expenses.

NET INCOME (LOSS). The net income for the year ended December 31, 2004 was $1,010,506. The net income for the nine month period ending October 1, 2005 was $2,123,844, as compared to the net income of approximately $420,767 for the nine month period ending September 25, 2004. The increase in net income for the nine month period ending October 1, 2005 is primarily due to increased sales and profitability of Deer Valley's operations.

LIQUIDITY  AND  CAPITAL  RESOURCES

     The Company believes cash flow from operations, the available bank borrowings and cash and cash equivalents will be sufficient to meet its working capital requirements for the next 12 months. Should our costs and expenses prove to be greater than we currently anticipate, or should we change our current business plan in a manner that will increase or accelerate our anticipated costs and expenses, such as through the acquisition of new products, the depletion of our working capital would be accelerated. To the extent that it becomes necessary to raise additional cash in the future as our current cash and working capital resources are depleted, we will seek to raise it through the public or private sale of debt or equity securities, the procurement of advances on contracts or licenses, funding from joint-venture or strategic partners, debt financing or short-term loans, or a combination of the foregoing. We also may seek to satisfy indebtedness without any cash outlay through the private issuance of debt or equity securities.

     The Company is contingently liable under the terms of repurchase agreements with financial institutions providing inventory financing for retailers of the Company's products. These arrangements, which are customary in the industry, provide for the repurchase of products sold to retailers in the event of default by the retailer. The risk of loss under these agreements is spread over numerous retailers. The price the Company is obligated to pay generally declines over the period of the agreement (typically 18 to 24 months) and the risk of loss is further reduced by the sale value of repurchased homes. The maximum amount for which the Company is contingently liable under such agreements approximated $8,043,7,73 at October 1, 2005. The Company has no reserve for repurchase commitments based on prior experience and an evaluation of dealers' financial conditions. The Company to date has not experienced significant losses under these agreements and management does not expect any future losses to have a material effect on the accompanying financial statements.

FINANCING

     The Company has a fixed rate revolving line of credit with State Bank and Trust of Guin, Alabama. Under this line of credit entered into on March 3, 2004, the Company can make loan draws for business purposes up to a maximum amount of $500,528 in the aggregate. Amounts drawn on the line of credit accrue interest at the fixed interest rate of 5.5%. The line of credit matures March 25, 2005 and is secured by inventory and accounts receivable of the Company. As of October 1, 2005, no amounts were drawn and outstanding under the line of credit arrangement.

     In addition to the revolving line of credit described in the preceding paragraph, the Company, during its normal course of business, is required to issue irrevocable standby letters of credit in the favor of independent third party beneficiaries. As of October 1, 2005, the following letters of credit were issued and in force:

     Letter of Credit No. 98 issued through State Bank & Trust in the amount of $400,000 to the favor of beneficiary Bombardier Capital, Inc., issued January 27, 2005 and expiring January 27, 2006, pending renewal. Personally guaranteed by the three largest shareholders of the Company.

     Letter of Credit No. 93 issued through State Bank & Trust in the amount of $100,000 to the favor of beneficiary 21st Mortgage Corporation, issued May 3, 2005 and expiring May 3, 2006, pending renewal.

     Letter of Credit No. 97 issued through State Bank & Trust in the amount of $150,000 to the favor of Textron Financial Corporation, issued September 21, 2005 and expiring September 21, 2006, pending renewal.

As of October 1, 2005, no amounts had been drawn on the above irrevocable letters of credit by the beneficiaries.

     The Company is also obligated under that certain Promissory Note payable to State Bank & Trust of Guin, Alabama (the "B&T Note"). The B&T Note is payable in monthly installments of $10,000 (which includes interest at 5.00%) and matures on November 11, 2008. The B&T Note is secured by all assets of the Company.

CRITICAL  ACCOUNTING  POLICIES

     Our discussion and analysis of our financial condition and results of operations are based upon our financial statements, which have been prepared in accordance with accounting principles generally accepted in the United States of America. The preparation of these consolidated financial statements requires us to make estimates and judgments that affect the reported amounts of assets, liabilities, revenues and expenses, and related disclosures of contingent assets and liabilities. For a description of those estimates, see Note 1, Significant Accounting Policies, contained in the explanatory notes to our unaudited financial statements for the nine month period ended October 1, 2005, contained in this Information Statement. On an on-going basis, we evaluate our estimates, including those related to reserves, deferred tax assets and valuation allowance, impairment of long-lived assets, fair value of equity instruments issued to consultants for services and estimates of costs to complete contracts. We base our estimates on historical experience and on various other assumptions that we believe to be reasonable under the circumstances, the results of which form the basis for making judgments about the carrying value of assets and liabilities that are not readily apparent from other sources. Actual results may differ from these estimates under different assumptions or conditions; however, we believe that our estimates, including those for the above-described items, are reasonable.

CRITICAL  ACCOUNTING  ESTIMATES

     WARRANTIES

     We provide our retail buyers with a one-year limited warranty covering defects in material or workmanship, including plumbing and electrical systems. We record a liability for estimated future warranty costs relating to homes sold, based upon our assessment of historical experience and industry trends. In making this estimate, we evaluate historical sales amounts, warranty costs related to homes sold and timing in which any work orders are completed. We have a reserve for estimated warranties of $690,000 at September 30, 2005. Although we maintain reserves for such claims, there can be no assurance that warranty expense levels will remain at current levels or that the reserves that we have set aside will continue to be adequate. A large number of warranty claims that exceed our current warranty expense levels could have a material adverse affect upon our results of operations.

     VOLUME  INCENTIVES  PAYABLE

     We have relied upon volume incentive payments to our independent dealers who retail our products. These volume incentive payments are accounted for as a reduction to gross sales, and are estimated and accrued when sales of our manufactured homes are made to our independent dealers. Volume incentive reserves are recorded based upon the annualized purchases of our independent dealers who purchase a qualifying amount of home products from us. We accrue a liability to our dealers, based upon estimates derived from historical payout rates. Volume incentive costs represent a significant expense to us, and any significant changes in actual payouts could have an adverse affect on our financial performance.

     RESERVE  FOR  REPURCHASE  COMMITMENTS

     Most of our independent dealers finance their purchases under a wholesale floor plan financing arrangement under which a financial institution provides the dealer with a loan for the purchase price of the home and maintains a security interest in the home as collateral. When entering into a floor plan arrangement, the financial institution routinely requires that we enter into a separate repurchase agreement with the lender, under which we are obligated, upon default by the independent dealer, to repurchase the manufactured home at our original invoice price less the cost of administrative and shipping expenses. Our potential loss under a repurchase obligation depends upon the estimated net resale value of the home, as compared to the repurchase price that we are obligated to pay. This amount generally declines on a predetermined schedule over a period that usually does not exceed 24 months.

     The risk of loss that we face under these repurchase agreements is lessened by several factors, including the following:

     (i) the sales of our products are spread over a number of independent dealers;
     (ii) we have had only isolated instances where we have incurred a repurchase obligation;
    (iii) the price that we are obligated to pay under such repurchase agreements declines based upon a predetermined amount over a period that usually does not exceed 24 months; and
     (iv) we have been able to resell homes repurchased from lenders.

The maximum amount for which we are contingently liable under such agreements is approximately $8,043,773 as of October 1, 2005. We have no reserve established for these repurchase commitments based upon our prior experience and evaluation of our independent dealers' financial conditions. Because Deer Valley to date has not experienced any significant losses under these agreements, management does not expect any future losses to have a material effect on our accompanying financial statements.

REVENUE  RECOGNITION

     Revenue for our products that are sold to independent dealers are generally recorded when all of the following conditions have been met: (i) an order for the home has been received from the dealer; (ii) an agreement with respect to payment terms has been received; and (iii) the home has been shipped and risk of loss has passed to the dealer.

RECENT  ACCOUNTING  PRONOUNCEMENTS

     In December 2004, the FASB issued SFAS No.153, "Exchanges of Nonmonetary Assets, an amendment of APB Opinion No. 29, Accounting for Nonmonetary Transactions." The amendments made by Statement 153 are based on the principle that exchanges of nonmonetary assets should be measured based on the fair value of the assets exchanged. Further, the amendments eliminate the narrow exception for nonmonetary exchanges of similar productive assets and replace it with a broader exception for exchanges of nonmonetary assets that do not have commercial substance. Previously, Opinion 29 required that the accounting for an exchange of a productive asset for a similar productive asset or an equivalent interest in the same or similar productive asset should be based on the recorded amount of the asset relinquished. Opinion 29 provided an exception to its basic measurement principle (fair value) for exchanges of similar productive assets. The FASB believes that exception required that some nonmonetary exchanges, although commercially substantive, be recorded on a carryover basis. By focusing the exception on exchanges that lack commercial substance, the FASB believes this statement produces financial reporting that more faithfully represents the economics of the transactions. SFAS 153 is effective for nonmonetary asset exchanges occurring in fiscal periods beginning after June 15, 2005. Earlier application is permitted for nonmonetary asset exchanges occurring in fiscal periods beginning after the date of issuance. The provisions of SFAS 153 shall be applied prospectively. The Company has evaluated the impact of the adoption of SFAS 153, and does not believe the impact will be significant to the company's overall results of operations or financial position.

     In December 2004, the FASB issued SFAS No.123 (revised 2004), "Share-Based Payment". SFAS 123(R) will provide investors and other users of financial statements with more complete and neutral financial information by requiring that the compensation cost relating to share-based payment transactions be recognized in financial statements. That cost will be measured based on the fair value of the equity or liability instruments issued. SFAS 123(R) covers a wide range of share-based compensation arrangements including share options, restricted share plans, performance-based awards, share appreciation rights, and employee share purchase plans. SFAS 123(R) replaces FASB Statement No. 123, "Accounting for Stock-Based Compensation", and supersedes APB Opinion No. 25,
"Accounting for Stock Issued to Employees". SFAS 123, as originally issued in 1995, established as preferable a fair-value-based method of accounting for share-based payment transactions with employees. However, that statement permitted entities the option of continuing to apply the guidance in Opinion 25, as long as the footnotes to financial statements disclosed what net income would have been had the preferable fair-value-based method been used. Public entities

(other than those filing as small business issuers) will be required to apply SFAS 123(R) as of the first interim or annual reporting period that begins after June 15, 2005. For public entities that file as small business issuers SFAS 123(R) is applicable as of the beginning of the first interim or annual reporting period that begins after December 15, 2005. The Company evaluated the impact of the adoption of SFAS 123(R), and believes that the impact will be insignificant to the company's overall results of operations and financial position.

     In December 2004 the Financial Accounting Standards Board issued two FASB Staff Positions-FSP FAS 109-1, Application of FASB Statement 109 "Accounting for Income Taxes" to the Tax Deduction on Qualified Production Activities Provided by the American Jobs Creation Act of 2004, and FSP FAS 109-2 Accounting and Disclosure Guidance for the Foreign Earnings Repatriation Provision within the American Jobs Creation Act of 2004. Neither of these affected the Company as it does not participate in the related activities.

PROPERTY

     The Company's executive and operating offices are located at 4902 Eisenhower Blvd., Suite 185, Tampa, FL 33634. The telephone number at the Company's executive offices is (813) 885-5998. Deer Valley's manufacturing plant and offices are located at 205 Carriage Street, Guin, Alabama 35563, and its telephone number is (205) 468-8400. Deer Valley's manufacturing plant and company offices consists of a manufacturing plant with 107,511 square feet, a frame shop with 10,800 square feet, material shed of 23,172 square feet and offices with 11,250 square feet of space. Deer Valley owns the buildings and
25.5 acres underlying these facilities. We believe that the general physical condition of our manufacturing facility and executive offices is adequate to satisfy our current production needs. If we continue to increase our sales, we believe that we will need to obtain a small satellite production facility that is near to our facility in Guin, Alabama, in 2006. On January 25 2006, the Company approved Deer Valley Homebuilders, Inc., an indirect wholly-owned subsidiary of the Company, entering into a Sales Contract with Steve J. Logan to purchase real property located at 7668 Highway 278 in Sulligent, Alabama.

     Deer Valley maintains a website at www.deervalleyhb.com. The information contained on Deer Valley's website is not a part of this Information Statement, nor is it incorporated by reference into this Information Statement.

     Deer  Valley  does  not  invest  in  real  estate or real estate mortgages.

OFF-BALANCE  SHEET  ARRANGEMENTS

     In connection with the Securities Purchase and Share Exchange Agreement, on January 18, 2006, the Company issued to the Lender an Interest Bearing Non-Convertible Installment Promissory Note ("the Note"), in the original principal amount of One Million Five Hundred Thousand and No/100 Dollars ($1,500,000), together with interest accruing thereon at an annual rate of twelve percent (12%) per annum. The business purpose of executing the Note was to fund the acquisition of Deer Valley Homebuilders, Inc. The Company's obligations under the Note may negatively affect the Company's liquidity, capital resources, market risk, and credit risk.

     In connection with the Capital Stock Purchase Agreement, the Company entered into the Earnout Agreement, pursuant to which, additional payments may be paid to the former owners of Deer Valley Homebuilders, Inc., as an earnout, based upon the Net Income Before Taxes of Deer Valley Homebuilders, Inc. during the next five (5) years up to a maximum of $6,000,000. The business purpose of executing the Earnout Agreement was to set the purchase price of Deer Valley Homebuilders, Inc. by an objective standard, given that the owners of DVH and the Company could not agree on an outright purchase price. The Company's obligations under the Earnout Agreement could negatively affect earnings per share, liquidity, capital resources, market risk, and credit risk.

PROPOSALS BY SECURITY HOLDERS

     No security holders have submitted to the Registrant any proposals or notice to present the same for action at the meeting.

INTEREST OF CERTAIN PERSONS IN OR OPPOSITION TO MATTERS TO BE ACTED UPON

     (a) Except as set forth in this Schedule 14C, no officer, director or director nominee of the Company has any substantial interest, direct or indirect, in the matters to be acted upon, other than his role as an officer or director of the Company.

     (b) No director of the Company has informed the Company that he intends to oppose any action taken by the Company set forth in this Information Statement.


COMPANY  CONTACT  INFORMATION

     Only one Information Statement is being delivered to multiple security holders sharing an address unless the Company has received contrary instructions from one or more of the security holders. The Company shall deliver promptly, upon written or oral request, a separate copy of the Information Statement to a security holder at a shared address to which a single copy of the document was delivered. A security holder can notify the Company that the security holder wishes to receive a separate copy of the Information Statement by sending a written request to the Company at 4902 Eisenhower Blvd., Suite 185, Tampa, FL 33634; or by calling the Company at (813) 885-5998 and requesting a copy of the Information Statement. A security holder may utilize the same address and telephone number to request either separate copies or a single copy for a single address for all future information statements and annual reports.

All inquires regarding our Company should be addressed to our Company's principal executive office:

                              CYTATION CORPORATION
                        4902 Eisenhower Blvd., Suite 185
                                 Tampa, FL 33634
                                 (813) 885-5998
      Attention: Charles G. Masters, President and Chief Executive Officer


EXHIBITS

99.1     Pro Forma Financial Statements

99.2     Selected Financial Data

99.3 Unaudited Financial Statements as of September 30, 2005. Incorporated herein by reference to the quarterly report for the period ended September 30, 2005, filed on Form 10-QSB/A, filed with the United States Securities and Exchange Commission on January 5, 2006.

99.4     Proposed Articles of Incorporation of Florida Corporation

99.5     Auditor's Letter

99.6     Summary of Terms


                       BY ORDER OF THE BOARD OF DIRECTORS

/s/ Charles G. Masters
-----------------------------------------------
Charles G. Masters
President, Chief Executive Officer and Director
Tampa, Florida
February 13, 2006
         --